Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

CONTRATO DE FIDEICOMISO EN ADMINISTRACIÓN
Fecha: 13 de julio de 2009

FIDEICOMITENTE	:	Pure Biofuels del Perú S.A.C.
FIDUCIARIO	:	La Fiduciaria S.A.
FIDEICOMISARIO	:	Banco Internacional del Perú - Interbank
DEPOSITARIO	:	Raúl Carlos Luna Sanchez
CONTROLLER		Dirección y Evaluación Financiera de Empresas S.A. – DEFINE S.A.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

Señor Notario:

Sírvase usted extender en su Registro de Escrituras Públicas, una en la cual conste el CONTRATO DE FIDEICOMISO EN ADMINISTRACIÓN que celebran:

EN CALIDAD DE FIDEICOMITENTE:

I.-
PURE BIOFUELS DEL PERU S.A.C., con RUC No. 20513251506, con domicilio en Av. Canaval y Moreyra No. 380 dpto 402, San Isidro, provincia y departamento de Lima, debidamente representada por el señor Luis Alberto García Barrionuevo, identificado con Documento Nacional de Identidad N° 08240213, facultado al efecto según poderes inscritos en el asiento C 00012 de la Partida Electrónica No. 11889878 del Registro de Personas Jurídicas de Lima; en adelante PBP.

EN CALIDAD DE FIDUCIARIO:

II.-
LA FIDUCIARIA S.A., con RUC No. 20501842771, con domicilio en Calle Los Libertadores No. 155, Oficina 801-802, distrito de San Isidro, provincia y departamento de Lima, debidamente representada por la señora Ana Cecilia Rodríguez Riva, identificada con Documento Nacional de Identidad No. 09863664 y por el señor Raúl Eduardo Denegri Guerra, identificado con Documento Nacional de Identidad No 10611916, ambos facultados al efecto según poderes inscritos en los Asientos C00022 y C00019, respectivamente, de la Partida Electrónica No. 11263525 del Registro de Personas Jurídicas de la Oficina Registral de Lima y Callao, en adelante LA FIDUCIARIA.

EN CALIDAD DE FIDEICOMISARIO:

III.-
BANCO INTERNACIONAL DEL PERÚ S.A.A. – INTERBANK, identificada con RUC No. 20100053455, con domicilio en la Avenida Carlos Villarán No. 140, Urbanización Santa Catalina, distrito de La Victoria, provincia y departamento de Lima, debidamente representada por por Kathleen Rubin Olive, identificada con Documento Nacional de Identidad No. 10274443 y por Carlos Manuel Gómez de la Torre Perochena, identificado con DNI No. 29616885, según poderes que corren inscritos en los Asientos C-00049 y C00165 respectivamente de la partida registral No. 11009129 del Registro de Personas Jurídicas de la Oficina Registral de Lima y Callao.

EN CALIDAD DE DEPOSITARIO:

IV.
El señor Raúl Carlos Luna Sanchez, identificado con DNI N° 06288282, con domicilio para estos efectos en Av. Canaval y Moreyra No. 380, oficina 402, distrito de San Isidro, provincia y departamento de Lima; a quien en adelante se le denominará el DEPOSITARIO.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

EN CALIDAD DE CONTROLLER:

V.
DIRECCIÓN Y EVALUACIÓN FINANCIERA DE EMPRESAS S.A. – DEFINE S.A., identificada con RUC N° 20343804491 con domicilio en Comandante Espinar 203, Piso 8, Miraflores, Provincia y Departamento de Lima, debidamente representada por Carlos Felipe Garmendia Fossa con DNI 40932114 y el señor Pablo José Peschiera Alfaro, identificado con Documento Nacional de Identidad N° 08233057, según poderes inscritos en el asiento 1 – C de la Ficha 139382 del Registro de Personas Jurídicas de la Oficina Registral de Lima y Callao, a quien en adelante se le denominará CONTROLLER.

En los términos y condiciones contenidos en las cláusulas siguientes:

TÍTULO I
INTRODUCCIÓN

PRIMERA:	NORMAS DE INTERPRETACIÓN

1.1.	En el presente CONTRATO, a menos que se indique de otra manera, deberán aplicarse las siguientes normas de interpretación, sujetas al respectivo contexto donde se encuentren consideradas:

(a)
Los términos en singular incluyen el plural y los términos en plural incluyen el singular, salvo para los casos en que se señalan definiciones específicas para el singular y el plural, que deberán ser interpretadas estrictamente con arreglo a dichas definiciones, según se detalla en la cláusula siguiente.

(b)	Las palabras que se refieran al género masculino o femenino incluyen al género opuesto correspondiente.

(c)
Las referencias a leyes o reglamentos deben ser comprendidas e interpretadas como comprensivas de todas las disposiciones legales o reglamentarias que modifiquen, consoliden, enmienden o reemplacen a las LEYES APLICABLES, la LEY DE BANCOS o al REGLAMENTO mencionadas en el presente CONTRATO y que se definen en la siguiente cláusula.

(d)	Las palabras "incluye" e "incluyendo" deben considerarse que se encuentran seguidas de las palabras “sin encontrarse limitado(a) a”.

(e)
Las referencias a cláusulas, numerales, acápites, literales, adjuntos, anexos y a otros instrumentos contractuales distintos al presente CONTRATO deben considerarse que incluyen todas las modificaciones, extensiones o cambios de éstos.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

(f)
Cualquier enumeración o relación de conceptos donde exista la conjunción disyuntiva “o” comprende a algunos o a todos los elementos de tal enumeración o relación; y cualquier enumeración o relación de conceptos donde exista la conjunción copulativa “y” incluye a todos y cada uno de los elementos de tal enumeración.

1.2.
Todas las referencias en este CONTRATO a una cláusula, numeral o acápite, hacen referencia a la cláusula, numeral o acápite correspondiente del mismo. Las referencias en este CONTRATO a una cláusula incluyen todos los numerales y/o párrafos y/o acápites dentro de dicha cláusula y las referencias a un numeral incluyen todos los párrafos y/o literales dentro de éste.

1.3.	Los títulos de cada cláusula, numeral, acápite y/o literal utilizados en el presente CONTRATO son únicamente referenciales y no definirán ni limitarán el contenido de los mismos.

1.4.	Los términos en mayúsculas utilizados en este CONTRATO tendrán el significado que se les atribuye en su Cláusula Segunda.

1.5.
El presente CONTRATO se rige, de manera integrada, por las cláusulas contenidas en el mismo. Sin perjuicio de ello, en caso de conflicto entre lo estipulado en este CONTRATO y en los DOCUMENTOS DEL FINANCIAMIENTO –tal como este término se define en la cláusula siguiente–, prevalecerá lo previsto en este CONTRATO.

1.6.
El sólo hecho que alguna de las PARTES no ejerza alguno de los derechos que le confiere el CONTRATO en ningún caso podrá considerarse como una renuncia a tal derecho o una modificación al CONTRATO y el derecho se mantendrá vigente. De la misma manera, cualquier renuncia de una o más PARTES a derechos conferidos por el CONTRATO o modificación o reforma de cualquier disposición contenida en el CONTRATO deberá ser expresa y por escrito y estar debidamente suscrita por la PARTE que renuncie a dicho derecho.

Sin perjuicio de lo establecido anteriormente, para que cualquiera de las PARTES ejerza alguno de los derechos que le confiere este CONTRATO y los DOCUMENTOS DEL FINANCIAMIENTO deberá haber cumplido con los presupuestos establecidos en cada uno de los instrumentos que integran los referidos DOCUMENTOS DEL FINANCIAMIENTO, caso contrario no se encontrará en capacidad legal de exigir el cumplimiento de obligaciones a su contraparte.

1.7.	Los términos entre comillas en el presente CONTRATO tendrán el significado establecido en el CONTRATO DE RETROARRENDAMIENTO FINANCIERO, salvo disposición expresa en contrario.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

SEGUNDA:	DEFINICIONES

Las definiciones acordadas por las PARTES para los términos contenidos en esta cláusula corresponden al significado que las PARTES han asignado a dichos términos y dicho significado será el único aceptado para todos los efectos, a menos que las PARTES lo acuerden de otra forma por escrito:

“ANEXOS”:
Son los documentos a los que se hace referencia como ANEXO 1 al ANEXO 5 y que constituyen parte integrante del presente CONTRATO. Cualquier referencia al presente CONTRATO incluirá sus ANEXOS, así como cualquier modificación a los mismos.

“APORTE DE CAPITAL”:
Es la suma de US$ 15’000,000.00 (Quince Millones de DÓLARES) que se depositará en la CUENTA CAPITAL DE TRABAJO y será administrada de acuerdo con el procedimiento dispuesto en el numeral 9.9 y siguientes de la Cláusula Novena de este CONTRATO.

“BIENES FIDEICOMETIDOS”:
Son en conjunto: (i) los DERECHOS DE COBRO; (ii) los FLUJOS DINERARIOS; (iii) el APORTE DE CAPITAL; (iv) el DEPÓSITO EN GARANTÍA; y, (v) los flujos que acredite el FIDEICOMITENTE directamente en la CUENTA RESERVA para cubrir el MONTO DE RESERVA.

“CLIENTES”:
Son todas las empresas, constituidas en el Perú o en el extranjero, con las que el FIDEICOMITENTE ha realizado o realizará OPERACIONES DE VENTA, sea a través de la suscripción de CONTRATOS DE VENTA o cualquier otra modalidad.

“COMPROBANTES DE PAGO”:	Son todos los comprobantes de pago emitidos o que emita, de acuerdo a las LEYES APLICABLES, el FIDEICOMITENTE a los CLIENTES producto de las OPERACIONES DE VENTA.
“CONTRATO”:	Es el presente Contrato de Fideicomiso en Administración y sus ANEXOS, según fuere o fueren modificados de tiempo en tiempo, así como sus posteriores ampliaciones o modificaciones.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

“CONTRATO DE RETROARRENDAMIENTO FINANCIERO”:
Es el contrato de retro arrendamiento financiero, que suscribirán el FIDEICOMISARIO, en calidad de arrendador financiero, y el FIDEICOMITENTE, en calidad de arrendatario, en la misma fecha de suscripción de este CONTRATO.

La presente definición incluye las posteriores ampliaciones o modificaciones que se pudieran acordar al CONTRATO DE RETROARRENDAMIENTO FINANCIERO.

“CONTRATOS DE VENTAS”:
Serán todos y cada uno de los acuerdos celebrados o por celebrarse en el futuro, entre el FIDEICOMITENTE y los CLIENTES, en virtud de los cuales el FIDEICOMITENTE concreta OPERACIONES DE VENTA a favor de los CLIENTES.

Esta definición incluye cualquier modificación de los referidos contratos y cualquier otro tipo de relación contractual futura, relacionada con las OPERACIONES DE VENTA, así como los términos y condiciones que el FIDEICOMITENTE tenga vigente para sus operaciones comerciales.

“CONTROLLER”:	Es Dirección y Evaluación Financiera de Empresas S.A. – DEFINE S.A., cuyas funciones se detallan en la Cláusula Novena de este Contrato.
“CRONOGRAMA”:
Es el cronograma que contiene las CUOTAS. El CRONOGRAMA se encuentra detallado en el ANEXO 2 del CONTRATO DE RETROARRENDAMIENTO FINANCIERO y también forma parte del CONTRATO como ANEXO 1.

El CRONOGRAMA podrá ser modificado según el mecanismo definido en la Cláusula Décima.

“CUENTA CAPITAL DE TRABAJO”:
Será(n) la(s) cuentas(s) bancaria(s) en SOLES y/o DÓLARES denominada(s) "La Fiduciaria Fid. PBP KW” que LA FIDUCIARIA solicitará abrir, a nombre del PATRIMONIO FIDEICOMETIDO, en el FIDEICOMISARIO, dentro de los cinco (5) DÍAS HÁBILES siguientes a la suscripción del CONTRATO.

La administración de esta cuenta se efectuará de conformidad con el procedimiento descrito en los numerales 9.9 y siguientes de la Cláusula Novena del CONTRATO.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

“CUENTA DEPÓSITO EN GARANTÍA”
Será la cuenta bancaria en DÓLARES denominada(s) "La Fiduciaria Fid. PBP DepGar.” que LA FIDUCIARIA solicitará abrir, a nombre del PATRIMONIO FIDEICOMETIDO, en el FIDEICOMISARIO.

La administración de esta cuenta se efectuará de conformidad con el procedimiento descrito en los numerales 9.19 y siguientes de la Cláusula Novena del CONTRATO.

LA FIDUCIARIA y el FIDEICOMISARIO se comprometen a realizar las gestiones necesarias para contar con la CUENTA DEPÓSITO EN GARANTÍA abierta en el FIDEICOMISARIO a más tardar al DÍA HÁBIL siguiente a la “Fecha de Desembolso”.

“CUENTA DESTINO INTERBANK”:
Será(n) la(s) cuenta(s) bancaria(s) en DÓLARES que el FIDEICOMISARIO le indique a LA FIDUCIARIA dentro de los cinco (5) DÍAS HÁBILES de suscrito el CONTRATO a la(s) cual(es) se transferirán las CUOTAS.

“CUENTA DESTINO PBP”:
Será(n) la(s) cuenta(s) bancaria(s) abiertas en el FIDEICOMISARIO en SOLES o DÓLARES de titularidad del FIDEICOMITENTE, la(s) misma(s) que será(n) comunicada(s) por el FIDEICOMITENTE a LA FIDUCIARIA mediante comunicación escrita, dentro de los cinco (5) DÍAS HÁBILES de suscrito el CONTRATO.

Cualquier modificación de la cuenta bancaria determinada por el FIDEICOMITENTE como CUENTA DESTINO PBP deberá ser comunicada por el FIDEICOMITENTE a las demás PARTES oportunamente.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

“CUENTA PAGADORA”:
Será(n) la(s) cuenta(s) dineraria(s) en DÓLARES y/o en SOLES denominada(s) "La Fiduciaria Fid. PBP Pag” que LA FIDUCIARIA solicitará abrir, a nombre del PATRIMONIO FIDEICOMETIDO, en el FIDEICOMISARIO, dentro de los cinco (5) DÍAS HÁBILES siguientes a la suscripción del CONTRATO.

La administración de esta cuenta se efectuará de conformidad con el procedimiento descrito en los numerales 9.5 y siguientes de la Cláusula Novena del CONTRATO.

“CUENTA RECOLECTORA BBVA”:
Será(n) la(s) cuenta(s) dineraria(s) en DÓLARES y/o en SOLES denominada(s) "La Fiduciaria Fid. PBP Rec-BBVA” que LA FIDUCIARIA solicitará abrir, a nombre del PATRIMONIO FIDEICOMETIDO, en el Banco Continental BBVA.

La administración de esta cuenta se efectuará de conformidad con el procedimiento descrito en la  Cláusula Novena del CONTRATO.

“CUENTA RECOLECTORA BCP”:
Será(n) la(s) cuenta(s) dineraria(s) en DÓLARES y/o en SOLES denominada(s) "La Fiduciaria Fid. PBP Rec-BCP” que LA FIDUCIARIA solicitará abrir, a nombre del PATRIMONIO FIDEICOMETIDO, en el Banco de Crédito del Perú.

La administración de esta cuenta se efectuará de conformidad con el procedimiento descrito en la  Cláusula Novena del CONTRATO.

“CUENTA RECOLECTORA IBK”:
Será(n) la(s) cuenta(s) dineraria(s) en DÓLARES y/o en SOLES denominada(s) "La Fiduciaria Fid. PBP Rec-IBK” que LA FIDUCIARIA solicitará abrir, a nombre del PATRIMONIO FIDEICOMETIDO, en el FIDEICOMISARIO, dentro de los cinco (5) DÍAS HÁBILES siguientes a la suscripción del CONTRATO en la cual se depositarán los FLUJOS DINERARIOS.

La administración de esta cuenta se efectuará de conformidad con el procedimiento descrito en la  Cláusula Novena del CONTRATO.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

“CUENTA RECOLECTORA SBP”:
Será(n) la(s) cuenta(s) dineraria(s) en DÓLARES y/o en SOLES denominada(s) "La Fiduciaria Fid. PBP Rec-SBP” que LA FIDUCIARIA solicitará abrir, a nombre del PATRIMONIO FIDEICOMETIDO, en el Scotiabank Perú.

La administración de esta cuenta se efectuará de conformidad con el procedimiento descrito en la  Cláusula Novena del CONTRATO.

“CUENTA RECOLECTORAS”:	Serán conjuntamente: (i) la CUENTA RECOLECTORA BCP; (ii) la CUENTA RECOLECTORA BBVA; (iii) la CUENTA RECOLECTORA IBK; y, (iv) la CUENTA RECOLECTA SBP.
“CUENTA RESERVA”:
Será(n) la(s) cuenta(s) dineraria(s) en DÓLARES y/o en SOLES denominada(s) "La Fiduciaria Fid. PBP Res” que LA FIDUCIARIA solicitará abrir, a nombre del PATRIMONIO FIDEICOMETIDO, en el FIDEICOMISARIO, dentro de los cinco (5) DÍAS HÁBILES anteriores al vencimiento de la décimo segunda CUOTA.

La administración de esta cuenta se efectuará de conformidad con el procedimiento descrito en los numerales 9.8 y siguientes de la Cláusula Novena del CONTRATO y se fondeará con recursos generados por el FIDEICOMITENTE en DÓLARES a partir del vencimiento de la décimo segunda CUOTA inclusive.

“CUENTAS DEL FIDEICOMISO”:	Serán, conjuntamente, las siguientes cuentas: (i) las CUENTAS RECOLECTORAS; (ii) la CUENTA PAGADORA; (iii) la CUENTA RESERVA; (iv) la CUENTA CAPITAL DE TRABAJO; y (v) la CUENTA DEPÓSITO EN GARANTÍA.
“CUOTAS”:
Se refiere a cada uno de los pagos de intereses, impuesto general a las ventas y/o principal que debe efectuar el FIDEICOMITENTE a favor del FIDEICOMISARIO en virtud a lo establecido en el CONTRATO DE RETROARRENDAMIENTO FINANCIERO.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

“DEPOSITARIO”:	Será la persona natural con rango gerencial o directivo que a título gratuito y solidariamente con el FIDEICOMITENTE, custodiará los BIENES FIDEICOMETIDOS que conforman el PATRIMONIO FIDEICOMETIDO.
“DEPÓSITO EN GARANTÍA”
Es el depósito en garantía, por la suma de US$15’000,000 (Quince millones y 00/100 DÓLARES), que el FIDEICOMISARIO le ha solicitado al FIDEICOMITENTE como garantía para el cumplimiento de las obligaciones que el FIDEICOMITENTE asume frente al FIDEICOMISARIO en virtud del CONTRATO DE RETROARRENDAMIENTO FINANCIERO. Este depósito se efectuará de conformidad con el numeral 9.19 de la Cláusula Novena.

“DERECHOS DE COBRO”
Son: (a) los derechos de crédito, presentes y futuros, determinados o determinables, que otorgan legitimidad para exigir, demandar y recibir el pago –incluido el derecho a percibir intereses compensatorios o moratorios, penalidades, indemnizaciones, comisiones u otros conceptos contenidos o no en los COMPROBANTES DE PAGO– que le corresponda percibir al FIDEICOMITENTE por el cien por ciento (100%) de los ingresos derivados de la realización de OPERACIONES DE VENTA con CLIENTES; y, (b) todos los privilegios, las garantías reales y/o personales, de ser el caso, así como todo aspecto y/o derecho accesorio a las relaciones obligatorias entre el FIDEICOMITENTE y los CLIENTES, de conformidad con el artículo 1211 del Código Civil Peruano; incluyendo todas las sumas de dinero que se generen por la resolución o terminación anticipada de cualquiera de los CONTRATOS DE VENTAS o de aquellos contratos futuros celebrados entre el FIDEICOMITENTE y los CLIENTES, sea que consten por escrito o no, que hayan reemplazado a los CONTRATOS DE VENTA, y todas sus respectivas ampliaciones y/o modificaciones.

Se incluye dentro de esta definición: (i) los derechos sobre los montos dinerarios recaudados por el FIDEICOMITENTE como consecuencia de procesos judiciales interpuestos por éste contra los CLIENTES que no cumplieron con cancelar a tiempo los importes señalados en los COMPROBANTES DE PAGO y/o en cualquier otro documento donde se acredite la realización de una OPERACIÓN DE VENTA, según corresponda; (ii) los pagos por DERECHOS DE COBRO que se realicen con posterioridad a la entrada en vigencia de este CONTRATO correspondientes a los períodos (años y/o meses) anteriores a la fecha de entrada en vigencia del CONTRATO; y, (iii) los derechos sobre los montos dinerarios recaudados por el FIDEICOMITENTE como consecuencia de indemnizaciones y penalidades, los cargos y cualquier otro pago debido por los CLIENTES al FIDEICOMITENTE por cualquier concepto como consecuencia de la ejecución de un CONTRATO DE VENTA o de OPERACIONES DE VENTA en general.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

“DÍA DE TRANSFERENCIA”:	Es el último DÍA HÁBIL de cada una de las semanas del PERIODO.
“DÍA HÁBIL”:
Es cualquier día, distinto de sábado, domingo o un feriado debidamente declarado por la autoridad competente, en el cual los bancos comerciales estén autorizados u obligados por las LEYES APLICABLES a abrir sus oficinas en la ciudad de Lima y la provincia constitucional del Callao.

“DOCUMENTOS DEL FINANCIAMIENTO”:
Son, conjuntamente:

(i)   El CONTRATO DE RETRO ARRENDAMIENTO FINANCIERO.
(ii)  Este CONTRATO.
(iii) El “Contrato de Hipoteca”.
(iv) El “Contrato de Constitución de Derechos de Superficie”.
(v)  El contrato de prestación de servicios del CONTROLLER.

“DÓLARES” o “USD” o “$”:	Es la moneda de curso legal de los Estados Unidos de América.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

“EVENTOS DE INCUMPLIMIENTO”:
Serán aquellos eventos considerados como causales de resolución, establecidos en el CONTRATO DE RETROARRENDAMIENTO FINANCIERO.

Para efectos de la liberación de los fondos acreditados en la CUENTA DEPÓSITO EN GARANTÍA no se requiere la configuración de las causales de resolución.

“FECHA DE PAGO”:	Serán aquellas establecidas como tales en el CRONOGRAMA.
“FIDEICOMISARIO”:	Es INTERBANK, beneficiario del presente fideicomiso.
“FIDEICOMITENTE”:	Es PBP quien conviene en respaldar y asegurar el cumplimiento de las OBLIGACIONES GARANTIZADAS mediante la constitución del presente fideicomiso.
“FLUJOS DINERARIOS”:	Son la totalidad de las sumas de dinero provenientes de los DERECHOS DE COBRO, incluyendo los intereses y demás ingresos que pudiesen generarse de los mismos.
“INTERBANK”:	Es el Banco Internacional del Perú S.A.A. - Interbank.
“GASTOS DE CAPITAL DE TRABAJO”
Los costos, gastos y pagos de cualquier naturaleza que deba asumir el FIDEICOMITENTE para el normal desarrollo de sus actividades, los cuales podrán ser: materias primas; inventarios de toda índole; productos terminados; insumos y demás gastos, directos o indirectos, relacionados a su compra, adquisición, financiamiento, garantías, transporte, inspección, transformación, comercialización, almacenaje, venta, promoción, además de las garantías, gastos generales y administrativos, financieros, de seguros, de mantenimiento, reparaciones, gastos de representación, gastos de adquisición de bienes y servicios en general, así como todos aquellos que sean sustentables como gastos a efectos tributarios y cualquier otro que el FIDEICOMITENTE requiera para el normal desarrollo de sus actividades.

Queda exceptuada la compra de bienes de capital.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

“LA FIDUCIARIA”:
Es La Fiduciaria S.A., una sociedad anónima constituida y en existencia de conformidad con la legislación de la República del Perú, autorizada para operar como Empresa de Servicios Fiduciarios por la SBS, de conformidad con la Resolución SBS N° 243-2001, de fecha 30 marzo de 2001, encontrándose facultada para administrar patrimonios fideicometidos.

“LEY DE BANCOS”:	Es la Ley General del Sistema Financiero y de Seguros y Orgánica de la SBS, promulgada mediante Ley N° 26702, así como sus posteriores ampliaciones o modificaciones.
“LEYES APLICABLES”:	Son todas las normas con rango constitucional, legal, reglamentario y demás disposiciones de carácter vinculante expedidas por los distintos poderes y autoridades de la República del Perú.
“MONTO DE RECAUDACIÓN SEMANAL”:
Es el monto semanal que deberá ser aprovisionado y acreditado en la CUENTA PAGADORA a efecto de cancelar, en cada FECHA DE PAGO, la CUOTA próxima a vencer en dicho PERIODO según el procedimiento establecido en el numeral 9.3 de la Cláusula Novena del CONTRATO.

El MONTO DE RECAUDACIÓN SEMANAL será igual a un tercio (1/3) de la CUOTA próxima a vencer en dicho PERIODO, de forma tal que el tercer DÍA DE TRANSFERENCIA de cada PERÍODO, se encuentren acreditados en la CUENTA PAGADORA fondos suficientes para cancelar la mencionada CUOTA, de acuerdo al CRONOGRAMA.

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“MONTO DE RESERVA”:
Es el monto equivalente a las seis (6) próximas CUOTAS a vencer de acuerdo al CRONOGRAMA, a partir de la décimo segunda CUOTA inclusive. Este monto deberá ser aprovisionado en la CUENTA RESERVA, de acuerdo al procedimiento establecido en el numeral 9.3 de la Cláusula Novena.

“NOTIFICACIÓN DE ACELERACIÓN”:
Es la notificación –sustancialmente de acuerdo al modelo establecido en el ANEXO 2 que será remitida por el FIDEICOMISARIO a LA FIDUCIARIA, por conducto notarial y de acuerdo al procedimiento establecido en el numeral 9.28 de la Cláusula Novena del CONTRATO, con copia al FIDEICOMITENTE, mediante la cual el FIDEICOMISARIO declara y comunica a LA FIDUCIARIA que (i) se ha verificado un EVENTO DE INCUMPLIMIENTO y que dicho EVENTO DE INCUMPLIMIENTO no ha sido subsanado dentro de los plazos determinados en los DOCUMENTOS DEL FINANCIAMIENTO; y, (ii) proceda a administrar el PATRIMONIO FIDEICOMETIDO, de acuerdo a lo establecido en el numeral 9.29 de la Cláusula Novena del CONTRATO.

“NOTIFICACION DE CONTROL”:
Es la notificación que será remitida por el CONTROLLER a LA FIDUCIARIA, y de acuerdo al procedimiento establecido en el numeral 9.13 de la Cláusula Novena del CONTRATO, con copia al FIDEICOMITENTE, mediante la cual se comunica a LA FIDUCIARIA que será necesaria la aprobación previa y expresa del CONTROLLER para el desembolso de los recursos destinados al pago de los GASTOS DE CAPITAL DE TRABAJO.

“NOTIFICACION DE ANULACION DE CONTROL”:
Es la notificación que será remitida por el CONTROLLER a LA FIDUCIARIA, y de acuerdo al procedimiento establecido en el numeral 9.13 de la Cláusula Novena del CONTRATO, con copia al FIDEICOMITENTE, mediante la cual se deja sin efecto la NOTIFICACIÓN DE CONTROL y por ende se procederá al mecanismo de aprobación automática de los desembolsos de los recursos destinados al pago de los GASTOS DE CAPITAL DE TRABAJO, de acuerdo a lo establecido en el numeral 9.11 de la Clausula Novena.

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“OBLIGACIONES DINERARIAS”:
Son, aquellas obligaciones dinerarias derivadas del CONTRATO DE RETROARRENDAMIENTO FINANCIERO distintas a las CUOTAS que incluyen, pero no se limitan a “Cuotas Extraordinarias”, “Comisiones”, “Seguros” y “Tributos”.

“OBLIGACIONES GARANTIZADAS”:
Son, sin limitación alguna, todas y cada una de las obligaciones asumidas por el FIDEICOMITENTE frente al FIDEICOMISARIO derivadas de los DOCUMENTOS DEL FINANCIAMIENTO, así como todas las comisiones, honorarios de asesores, indemnizaciones, gastos de cobranza y/o de ejecución y cualquier otro costo, gasto o suma de dinero que se genere según los DOCUMENTOS DE FINANCIAMIENTO, así como sus ampliaciones, renovaciones, modificaciones o variaciones, que en su oportunidad se acuerden.

Asimismo, también forman parte de las OBLIGACIONES GARANTIZADAS las obligaciones asumidas por el FIDEICOMITENTE establecidas en el presente CONTRATO, así como los tributos, gastos y costos que se generen como consecuencia de la constitución, administración, defensa o devolución, de ser el caso, del PATRIMONIO FIDEICOMETIDO, incluyendo: (i) la remuneración y comisiones de LA FIDUCIARIA, (ii) los tributos, gastos y comisiones que se puedan generar por el mantenimiento de las CUENTAS DEL FIDEICOMISO, así como las transferencias que se efectúen desde las mismas, (iii) los gastos, incluyendo los notariales, registrales, de abogados, de publicación en el Diario Oficial El Peruano conforme lo establecido en el artículo 245 de la LEY DE BANCOS, los gastos de auditorías, judiciales y extrajudiciales y cualquier otro gasto derivado de la constitución, administración, defensa, ejecución y devolución del PATRIMONIO FIDEICOMETIDO, (iv) los tributos que se adeuden con relación a los bienes que conforman el PATRIMONIO FIDEICOMETIDO, existentes o por crearse en el futuro, así como los tributos que pudieran afectar la presente transferencia en dominio fiduciario; y, (v) los intereses compensatorios y moratorios derivados de los conceptos anteriores, los mismos que serán atendidos por el FIDEICOMITENTE de acuerdo a lo establecido en la Cláusula Vigésimo Séptima.

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“OPERACIONES DE VENTA”:
Son las operaciones de venta, suministro o cualquier otro tipo de operación, representadas o no en COMPROBANTES DE PAGO, por medio de las cuales se transfiere la propiedad de los PRODUCTOS a favor de los CLIENTES, y como consecuencia de ello, se generan los DERECHOS DE COBRO a favor del FIDEICOMITENTE.

“PARTES”:	Son conjuntamente: (i) el FIDEICOMITENTE; (ii) LA FIDUCIARIA; y, (iii) el FIDEICOMISARIO.
“PATRIMONIO FIDEICOMETIDO”:
Será el patrimonio autónomo que se constituye por la suscripción del presente CONTRATO y que estará compuesto por los BIENES FIDEICOMETIDOS y todo aquello que de hecho y por derecho le corresponda a los mismos.

“PERÍODO”:
Será el periodo de tiempo comprendido entre el día siguiente de una FECHA DE PAGO y el día de la FECHA DE PAGO siguiente. Para el caso del primer PERIODO, este se iniciará en la “Fecha de Desembolso” y concluirá el día de la primera FECHA DE PAGO según el CRONOGRAMA.

En caso el último día del PERIODO no sea un DÍA HÁBIL, el PERIODO terminará el DÍA HÁBIL inmediato siguiente. En estos casos, el siguiente PERIODO se comenzará a computar al día siguiente de terminado el PERIODO anterior.

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“PRODUCTOS”:
Son los siguientes productos que el FIDEICOMITENTE comercializa a través de OPERACIONES DE VENTAS.

De manera enunciativa, mas no limitativa, los PRODUCTOS son, entre otros, los siguientes:

(i)     Biodiesel. B(x)
(ii)    Glicerol.
(iii)   Aceites Vegetales.
(iv)   Grasas Animales.
(v)    Methanol.
(vi)   Metilato.
(vii)  Hidrocarburos.
(viii) Otros

“REGLAMENTO”:	Es el Reglamento del Fideicomiso y de las Empresas de Servicios Fiduciarios, aprobado mediante Resolución SBS N° 1010-99, así como sus posteriores ampliaciones o modificaciones.
“SBS”:	Es la Superintendencia de Banca, Seguros y Administradoras Privadas de Fondo de Pensiones.
“SOLES” o “S/.”:	Es la moneda de curso legal de la República del Perú.
“SOLICITUD DE PAGO DE OBLIGACIONES DINERARIAS”:
Será la solicitud de pago remitida por el FIDEICOMISARIO a LA FIDUCIARIA, en la cual requerirá el pago de las OBLIGACIONES DINERARIAS, de acuerdo a lo establecido en el numeral 9.30 y siguientes de la cláusula Novena del CONTRATO.

TERCERAL:	ANTECEDENTES

3.1.
El FIDEICOMITENTE ha suscrito con el FIDEICOMISARIO el CONTRATO DE RETROARRENDAMIENTO FINANCIERO, en virtud del cual el FIDEICOMISARIO ha adquirido del FIDEICOMITENTE diversos activos para entregar luego éstos, en arrendamiento financiero al FIDEICOMITENTE.

3.2.
Es intención del FIDEICOMITENTE y el FIDEICOMISARIO que el presente PATRIMONIO FIDEICOMETIDO sirva como garantía y medio de pago de las obligaciones que el FIDEICOMITENTE asuma frente al FIDEICOMISARIO derivados del CONTRATO DE RETROARRENDAMIENTO FINANCIERO y los demás DOCUMENTOS DEL FINANCIAMIENTO.

3.2.
En virtud a lo señalado en el numeral anterior, el FIDEICOMISARIO ha solicitado al FIDEICOMITENTE la constitución del PATRIMONIO FIDEICOMETIDO como medio de pago y garantía de las OBLIGACIONES GARANTIZADAS y para verificar la correcta aplicación de los fondos que componen la CUENTA CAPITAL DE TRABAJO para los GASTOS DE CAPITAL DE TRABAJO.

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CUARTA:	OBJETO Y FINALIDAD DEL CONTRATO

4.1.
El objeto del CONTRATO es la constitución de un PATRIMONIO FIDEICOMETIDO en administración y garantía, con carácter irrevocable, para lo cual el FIDEICOMITENTE, de conformidad con lo dispuesto en el artículo 241 de la LEY DE BANCOS, transfiere los BIENES FIDEICOMETIDOS en dominio fiduciario a LA FIDUCIARIA, así como todo lo que de hecho y por derecho le corresponde a los mismos.

4.2.
La finalidad del CONTRATO es (i) la administración de los DERECHOS DE COBRO y los FLUJOS DINERARIOS; (ii) que el PATRIMONIO FIDEICOMETIDO sirva como medio de pago de las OBLIGACIONES GARANTIZADAS, de acuerdo al procedimiento establecido en el presente CONTRATO, hasta por el importe total de las mismas; (iii) servir como garantía del cumplimiento de las OBLIGACIONES GARANTIZADAS hasta por el importe total de las mismas; (iv) que se verifique la correcta aplicación de los fondos que componen el APORTE DE CAPITAL depositado en la CUENTA CAPITAL DE TRABAJO para los GASTOS DE CAPITAL DE TRABAJO; y (v) que se administren los fondos que componen el DEPÓSITO EN GARANTÍA conforme a lo dispuesto en la Cláusula Novena del CONTRATO.

4.3.	El FIDEICOMISARIO acepta la constitución a su favor del presente fideicomiso como medio de pago y garantía de las OBLIGACIONES GARANTIZADAS.

TÍTULO II

DE LAS DECLARACIONES DEL FIDEICOMITENTE, DE LA TRANSFERENCIA FIDUCIARIA Y DEL PATRIMONIO FIDEICOMETIDO

QUINTA:	DE LAS DECLARACIONES DEL FIDEICOMITENTE

El FIDEICOMITENTE declara y garantiza a LA FIDUCIARIA y al FIDEICOMISARIO que:

5.1	Es una sociedad anónima cerrada, de duración indefinida, debidamente organizada, constituida, inscrita en los registros públicos correspondientes y válidamente existente según las LEYES APLICABLES.

5.2.
Ha adoptado todos los acuerdos societarios necesarios para celebrar el CONTRATO y constituir válidamente el PATRIMONIO FIDEICOMETIDO conforme a los términos y condiciones establecidos en este CONTRATO.

5.3.	Conoce los alcances y régimen legal vigente del CONTRATO, regulado por los artículos 241° y siguientes de la LEY DE BANCOS y en el REGLAMENTO.

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5.4.
La celebración del CONTRATO por parte de su administración y el cumplimiento de las obligaciones que éste le impone se encuentran dentro de sus facultades estatutarias y no infringen: (i) su estatuto social, (ii) ninguna de las LEYES APLICABLES, (iii) ninguna orden, sentencia, resolución o laudo de cualquier tribunal u otra dependencia judicial, administrativa o arbitral que le sea aplicable, o (iv) ningún contrato, prenda, garantía mobiliaria, instrumento u otro compromiso legalmente obligatorio que le resulte aplicable.

5.5.	El CONTRATO no requiere para su validez y eficacia de la intervención, aceptación ni convalidación de persona o entidad alguna.

5.6.
A la fecha de celebración del CONTRATO, no tiene pendiente ningún litigio o controversia judicial, arbitral o procedimiento administrativo, distinto de los detallados en el informe de due diligence de fecha 14 de Diciembre de 2008 y su actualización de fecha 31 de marzo de 2009, elaborado por Hernández y Cía., que pudiere: (i) impedir o afectar su capacidad para transferir los BIENES FIDEICOMETIDOS al PATRIMONIO FIDEICOMETIDO; o, (ii) que pudiera afectar la legalidad, validez, eficacia o ejecutabilidad del presente CONTRATO.

5.7.	Es el legítimo titular de los BIENES FIDEICOMETIDOS, y que sobre los mismos tiene libre y pleno derecho de disposición.

5.8.
Sobre los BIENES FIDEICOMETIDOS no pesan cargas ni gravámenes de ningún tipo, ni medida judicial o extrajudicial que pudiera impedir la transferencia de los BIENES FIDEICOMETIDOS al PATRIMONIO FIDEICOMETIDO.

5.9.
Como consecuencia de la transferencia en dominio fiduciario de los BIENES FIDEICOMETIDOS que conforman el PATRIMONIO FIDEICOMETIDO, no puede disponer, gravar, constituir garantías reales, comprometer, afectar en modo alguno, ni disponer –entendidos estos términos de la manera más amplia– dichos BIENES FIDEICOMETIDOS a efecto de respaldar o garantizar, de manera específica o genérica, otras obligaciones o pasivos distintos a los emanados de los DOCUMENTOS DEL FINANCIAMIENTO.

5.10.
A la fecha de suscripción del CONTRATO, no mantiene obligaciones tributarias, formales o sustanciales, frente a las autoridades tributarias, sean éstas adscritas al gobierno central, regional o local, que pudieran afectar a los BIENES FIDEICOMETIDOS que conforman el PATRIMONIO FIDEICOMETIDO.

5.11.
Que los CONTRATOS DE VENTAS suscritos a la fecha de suscripción del presente CONTRATO son y serán plenamente válidos, exigibles y se encuentran vigentes, en cada caso según los términos y condiciones establecidos en las cláusulas de los respectivos contratos.

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5.12.
Que los COMPROBANTES DE PAGO se encuentran autorizados por la Superintendencia Nacional de Administración Tributaria (SUNAT) y cumplen con todos los requisitos formales y legales según las LEYES APLICABLES.

SEXTA:	DE LA TRANSFERENCIA FIDUCIARIA

6.1.
A la firma del CONTRATO, el FIDEICOMITENTE transfiere irrevocablemente, a favor de LA FIDUCIARIA, el dominio fiduciario sobre los BIENES FIDEICOMETIDOS, en las condiciones y para los fines que se estipulan en el CONTRATO.

6.2.	Queda precisado que la presente transferencia del dominio fiduciario que realiza el FIDEICOMITENTE a favor de LA FIDUCIARIA, incluye todo aquello que de hecho o por derecho corresponde a los BIENES FIDEICOMETIDOS; por lo que desde la fecha de suscripción de este documento, LA FIDUCIARIA es quien tendrá la calidad de titular del dominio fiduciario sobre los mismos, con pleno derecho de administración, uso, disposición y reivindicación, dentro de los alcances y límites señalados en el presente CONTRATO, la LEY DE BANCOS y el REGLAMENTO.

6.3.
LA FIDUCIARIA manifiesta su aceptación en asumir el dominio fiduciario y ejercitar todos los actos necesarios sobre el PATRIMONIO FIDEICOMETIDO, para cumplir la finalidad del presente fideicomiso; en especial, la de administrar los BIENES FIDEICOMETIDOS de acuerdo con lo establecido en el presente CONTRATO. Sin perjuicio de ello, LA FIDUCIARIA no será responsable por verificar que los FLUJOS DINERARIOS sean canalizados íntegramente por las CUENTAS RECOLECTORAS.

6.4.
La transferencia en dominio fiduciario del PATRIMONIO FIDEICOMETIDO, a favor de LA FIDUCIARIA, se produce con el solo mérito de la suscripción del CONTRATO, de conformidad con lo dispuesto por el artículo 246 de la LEY DE BANCOS.

6.5.
La transferencia fiduciaria de los BIENES FIDEICOMETIDOS se produce en los mismos términos y condiciones de la relación jurídica y comercial existente entre el FIDEICOMITENTE y los CLIENTES, según corresponda.

En consecuencia, los BIENES FIDEICOMETIDOS no sufren alteraciones, modificaciones ni transformaciones, recibiéndolos LA FIDUCIARIA en las mismas condiciones en los que los tiene –o tendrá- el FIDEICOMITENTE. Lo dispuesto en el presente numeral no exime al FIDEICOMITENTE de las obligaciones y/o derechos asumidos frente a los CLIENTES, en virtud de los CONTRATOS DE VENTAS. Asimismo, deja expresa que los mencionados contratos se mantienen plenamente válidos y vigentes.

6.6.
Las PARTES declaran expresamente conocer y aceptar que, en tanto el FIDEICOMISARIO no haya remitido una NOTIFICACIÓN DE ACELERACIÓN, las gestiones de cobranza de los DERECHOS DE COBRO serán ejercidas en todo momento por el FIDEICOMITENTE, no correspondiendo a LA FIDUCIARIA (i) ejercer ninguna gestión de cobranza; ni, (ii) verificar que los pagos se encuentren adecuadamente efectuados.

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Para este efecto, LA FIDUCIARIA permitirá al FIDEICOMITENTE y al FIDEICOMISARIO –en tanto éstos cuenten con este sistema– el acceso en consulta a las CUENTAS DEL FIDEICOMISO a través del sistema informático de INTERBANK donde se encuentren abiertas las CUENTAS DEL FIDEICOMISO.

Las PARTES dejan expresa constancia que no es responsabilidad de LA FIDUCIARIA que los FLUJOS DINERARIOS se estén canalizando en su integridad a través de las CUENTAS RECOLECTORAS. Sin perjuicio de lo antes indicado, LA FIDUCIARIA conforme lo establecido en la Cláusula Vigésimo Sexta de este CONTRATO podrá ejercer la representación y defensa del PATRIMONIO FIDEICOMETIDO a efecto que los CLIENTES cumplan –en las oportunidades que corresponda– con efectuar o instruir a que se efectúen los pagos correspondientes a los FLUJOS DINERARIOS a través de las CUENTAS RECOLECTORAS.

6.7.
El dominio fiduciario sobre el PATRIMONIO FIDEICOMETIDO será ejercido por LA FIDUCIARIA a partir de la fecha de suscripción del presente CONTRATO. No obstante lo antes indicado, la administración de los DERECHOS DE COBRO y de los FLUJOS DINERARIOS se efectuarán a partir del momento en que se canalicen los FLUJOS DINERARIOS a través de las CUENTAS RECOLECTORAS en virtud al cumplimiento oportuno por parte del FIDEICOMITENTE de las obligaciones indicadas en los numerales 8.5 y/o 8.6 de la Cláusula Octava.

SÉPTIMA:	DEL PATRIMONIO FIDEICOMETIDO

7.1.	El PATRIMONIO FIDEICOMETIDO está constituido por los BIENES FIDEICOMETIDOS.

7.2.
En caso los CLIENTES no efectúen el pago y depósito oportuno e íntegro de los FLUJOS DINERARIOS, (i) originando un retraso mayor a los ciento ochenta (180) días de vencido el pago en su percepción, (ii) que el importe exceda los USD 250,000.00 (Doscientos cincuenta mil y 00/100 DÓLARES), y/o (iii) que el importe materia de pago no sea materia de controversia, el FIDEICOMITENTE y solidariamente el DEPOSITARIO se obligan a (i) dar inmediato aviso a LA FIDUCIARIA sobre dicha situación; e, (ii) iniciar las acciones judiciales o extrajudiciales o cualquier otra acción necesaria para que se produzca la recaudación efectiva y total de dichos recursos. El costo de llevar adelante los procesos judiciales o extrajudiciales o cualquier otra acción necesaria para que se produzca la recaudación efectiva de los citados flujos será atendido de acuerdo a lo dispuesto en la Cláusula Vigésimo Séptima del presente CONTRATO.

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Los FLUJOS DINERARIOS recaudados como consecuencia de los procesos judiciales o extrajudiciales o cualquier otra acción necesaria para que se produzca la recaudación efectiva de los mismos formarán parte del PATRIMONIO FIDEICOMETIDO. En tal sentido, el FIDEICOMITENTE se obliga a instruir a los CLIENTES a causar que se depositen los FLUJOS DINERARIOS en las CUENTAS RECOLECTORAS.

Lo indicado en los párrafos precedentes del presente numeral, no excluye el derecho de LA FIDUCIARIA de proceder con la defensa del PATRIMONIO FIDEICOMETIDO, de acuerdo a lo establecido en la Cláusula Vigésimo Sexta del presente CONTRATO.

De los CONTRATOS DE VENTAS:

7.3.
Conforme a la mecánica operativa de ventas del FIDEICOMITENTE, éste pondrá a disposición del FIDEICOMISARIO la información de las ventas realizadas registradas en los sistemas de control de transacciones comerciales que hubieren implementado los organismos reguladores competentes relacionadas a las actividades propias del FIDEICOMITENTE. Para tal efecto, el FIDEICOMISARIO deberá solicitar al FIDEICOMITENTE la información pertinente con una anticipación de cinco (05) DÍAS HÁBILES.

7.4.	Cualquier modificación a los CONTRATOS DE VENTAS celebrados por escrito deberá ser oportunamente comunicada por el FIDEICOMITENTE al FIDEICOMISARIO, con copia a LA FIDUCIARIA.

7.5.
Queda establecido que, de acuerdo a la mecánica de ventas del FIDEICOMITENTE, las OPERACIONES DE VENTA que realizará serán, entre otros, los celebrados por escrito, los efectuados mediante órdenes de compra, ventas directas, y otras modalidades que le permitan la transferencia de los PRODUCTOS del FIDEICOMITENTE.

Otras disposiciones relacionadas con el PATRIMONIO FIDEICOMETIDO:

7.6.
Queda claramente establecido por las PARTES que, en el eventual caso que: (i) los FLUJOS DINERARIOS se canalicen por cuentas bancarias de titularidad del FIDEICOMITENTE distintas de las CUENTAS RECOLECTORAS; o, (ii) el FIDEICOMITENTE recaude, directa e indirectamente, los FLUJOS DINERARIOS, por cualquier causa; el DEPOSITARIO y el FIDEICOMITENTE se encontrarán obligados solidariamente a depositar o transferir los FLUJOS DINERARIOS a la CUENTA RECOLECTORA IBK dentro de los tres (3) DÍAS HÁBILES siguientes de haberlos recibido o, en el caso de cheques, de haberlos efectivamente cobrados. El incumplimiento de esta obligación conllevará las responsabilidades civiles y penales que conforme a las LEYES APLICABLES y al presente CONTRATO le correspondan al FIDEICOMITENTE y al DEPOSITARIO, sin perjuicio del derecho del FIDEICOMISARIO de considerar este evento como un EVENTO DE INCUMPLIMIENTO y remitir una NOTIFICACIÓN DE ACELERACIÓN.

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7.7.
El FIDEICOMITENTE deberá remitir al FIDEICOMISARIO, con copia a LA FIDUCIARIA, una declaración jurada, dentro de los diez (10) primeros DÍAS HÁBILES de cada semestre, suscrita por el Gerente General o en su defecto por alguna de las personas mencionadas en el numeral 24.4 de la Cláusula Vigésimo Cuarta de este CONTRATO, indicando: (i) el detalle de los COMPROBANTES DE PAGO que han sido emitidos durante los meses anteriores (dicho detalle deberá incluir el monto de cada uno de los referidos COMPROBANTES DE PAGO emitidos a cada uno de los CLIENTES); y, (ii) el detalle de los COMPROBANTES DE PAGO que han sido cancelados durante los meses anteriores, incluyendo el monto de cada uno de ellos.

TÍTULO III
DE LA ADMINISTRACIÓN DEL PATRIMONIO
FIDEICOMETIDO

OCTAVA:	DE LA IMPLEMENTACIÓN DEL FIDEICOMISO Y LA APERTURA DE LAS CUENTAS DEL FIDEICOMISO

8.1.
A fin de administrar el PATRIMONIO FIDEICOMETIDO, LA FIDUCIARIA solicitará la apertura de las CUENTAS DEL FIDEICOMISO al INTERBANK y a las entidades del sistema financiero que corresponda, dentro de los cinco (5) DÍAS HÁBILES siguientes de suscrito el CONTRATO. Dentro de los cinco (5) DÍAS HÁBILES de abiertas las CUENTAS DEL FIDEICOMISO, INTERBANK comunicará los números de las referidas cuentas a la FIDUCIARIA con copia al FIDEICOMITENTE.

8.2.
Para el mejor desempeño de sus funciones, LA FIDUCIARIA podrá contratar los servicios bancarios que sean necesarios para la adecuada administración del PATRIMONIO FIDEICOMETIDO brindados por INTERBANK.

8.3.
Los portes, tributos y/o comisiones que se generen por la operación y mantenimiento de las CUENTAS DEL FIDEICOMISO, así como por las transferencias de fondos que se efectúen hacia y desde las mismas –incluyendo transferencias interbancarias– y los servicios bancarios contratados de conformidad con lo dispuesto en el párrafo anterior, serán atendidos por el FIDEICOMITENTE con cargo a las CUENTAS DEL FIDEICOMISO.

Las remuneraciones de las CUENTAS DEL FIDEICOMISO serán aquellas establecidas en el tarifario de INTERBANK para dicha clase de cuentas, o las que acuerden para dichos efecto el FIDEICOMITENTE y el FIDEICOMISARIO, sin responsabilidad alguna para el FIDUCIARIO.

Calle Los Libertadores 155	Teléfono: 710-0660
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8.4.	Únicamente para efecto del Impuesto a las Transacciones Financieras (ITF) se considerará al FIDEICOMITENTE como titular de todas las CUENTAS DEL FIDEICOMISO.

De la notificación a los CLIENTES

8.5.
Conforme con lo dispuesto en el artículo 1215° del Código Civil, el FIDEICOMITENTE notificará a los CLIENTES de la cesión de los DERECHOS DE COBRO y FLUJOS DINERARIOS, de acuerdo con los siguientes procedimientos:

8.5.1.
El FIDEICOMITENTE se obliga a incorporar en todos los COMPROBANTES DE PAGO a ser emitidos a los CLIENTES, según corresponda, una leyenda en la que se indique lo siguiente (o su traducción respetiva al idioma inglés):

“El dominio fiduciario de los importes contenidos en este documento han sido cedidos a La Fiduciaria S.A. En tal sentido, el pago de los mismos será efectuado mediante deposito en las siguiente cuenta bancaria ---------------; o por medio de cheque no negociable girado a la orden de ésta.”

8.5.2.
El FIDEICOMITENTE se obliga a informar a sus CLIENTES, a través de esquelas o cualquier otro medio acorde con su operativa de ventas, que las sumas derivadas de la realización de las OPERACIONES DE VENTA han sido cedidas al PATRIMONIO FIDEICOMETIDO y que, como consecuencia de ello, deberán depositar dichas sumas en las CUENTAS RECOLECTORAS. Para tal fin, el FIDEICOMITENTE deberá informar a los CLIENTES el número de las CUENTAS RECOLECTORAS, así como los bancos donde se encuentran abiertas las mismas.

LA FIDUCIARIA, verificará el cumplimiento de las obligaciones señaladas en los numerales anteriores, mediante visitas anuales a las instalaciones del FIDEICOMITENTE.

8.6.	Adicionalmente, el FIDEICOMITENTE deberá implementar los siguientes procedimientos de notificación:

(i)
Incorporar en todos aquellos CONTRATOS DE VENTAS que sean celebrados por escrito con posterioridad a este CONTRATO y en aquellas renovaciones o ampliaciones de los CONTRATOS DE VENTAS celebrados por escrito a la fecha de celebración de este CONTRATO, una cláusula adicional, utilizando como modelo el texto del ANEXO 3 de este CONTRATO, en la cual se haga referencia al presente CONTRATO, y se indique que los DERECHOS DE COBRO y los FLUJOS DINERARIOS han sido cedidos al presente fideicomiso, debiendo consignar los números de las CUENTAS RECOLECTORAS.

El FIDEICOMITENTE se obliga a mantener la cláusula adicional señalada en el párrafo precedente en los CONTRATOS DE VENTA celebrados por escrito.

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Oficina 801-802, Lima 27	Fax: 222-4260

(ii)
Remitir a LA FIDUCIARIA copia simple de: (i) las cláusulas adicionales a cada CONTRATO DE VENTA celebrado por escrito a más tardar dentro de los diez (10) DÍAS HÁBILES contados desde la fecha de suscripción de los mismos; y, (ii) por única vez, dentro de los diez (10) DÍAS HÁBILES de suscrito el CONTRATO, el Formato de Términos y Condiciones que utilizará el FIDEICOMITENTE, donde conste la inclusión de la cláusula adicional a que se refiere el acápite (i).

LA FIDUCIARIA, previa instrucción del FIDEICOMISARIO, podrá verificar el cumplimiento de las obligaciones señaladas en el presente numeral.

8.7.
En virtud de lo mencionado en los numerales precedentes, los CLIENTES deberán transferir o depositar el cien por ciento (100%) de los FLUJOS DINERARIOS a las CUENTAS RECOLECTORAS, en la forma y plazos establecidos en los CONTRATOS DE VENTAS o según lo que se haya acordado de conformidad con la modalidad de OPERACIÓN DE VENTA efectuada por el FIDEICOMITENTE. Cualquier OPERACIÓN DE VENTA realizada deberá estar representada en los COMPROBANTES DE PAGO emitidos a dicho efecto.

8.8.
No es responsabilidad de LA FIDUCIARIA verificar que los CLIENTES estén transfiriendo la totalidad de los flujos provenientes de la cobranza efectiva de los DERECHOS DE COBRO a las CUENTAS RECOLECTORAS.

8.9.	Las PARTES acuerdan expresamente que se entenderán como debidamente notificados los CLIENTES con el cumplimiento de las obligaciones establecidas en los numerales 8.5. y/o 8.6.

NOVENA:	DE LA ADMINISTRACIÓN DE LAS CUENTAS DEL FIDEICOMISO

De la administración de las CUENTAS RECOLECTORAS:

9.1.
Los CLIENTES, y eventualmente el DEPOSITARIO o el FIDEICOMITENTE, según lo indicado en el numeral 7.6 de la Cláusula Séptima, depositarán o transferirán el cien por ciento (100%) de los FLUJOS DINERARIOS provenientes de los DERECHOS DE COBRO en las CUENTAS RECOLECTORAS.

9.2.
La totalidad de los FLUJOS DINERARIOS recaudados en la CUENTA RECOLECTORA BCP, CUENTA RECOLECTORA BBVA y CUENTA RECOLECTORA SBP, serán transferidos por LA FIDUCIARIA dos (02) DÍAS HÁBILES antes de cada DÍA DE TRANSFERENCIA a la CUENTA RECOLECTORA IBK.

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Oficina 801-802, Lima 27	Fax: 222-4260

De la administración de la CUENTA RECOLECTORA IBK:

9.3.	Los FLUJOS DINERARIOS acreditados en la CUENTA RECOLECTORA IBK serán destinados, de la siguiente manera:

9.3.1.
En primer lugar, a cubrir los gastos y costos que se generen como consecuencia de la constitución, administración, defensa y/o devolución del PATRIMONIO FIDEICOMETIDO, de acuerdo con lo establecido en la Cláusula Vigésimo Séptima del presente CONTRATO.

9.3.2.	En segundo lugar, y una vez cumplido con lo indicado en el numeral anterior, a canalizar, a la CUENTA PAGADORA, el MONTO DE RECAUDACIÓN SEMANAL.

9.3.3.
En tercer lugar, y siempre y cuando el FIDEICOMISARIO haya remitido a LA FIDUCIARIA una SOLICITUD DE PAGO DE OBLIGACIONES DINERARIAS, a transferir a la CUENTA DESTINO INTERBANK, el monto señalado por el FIDEICOMISARIO en la referida solicitud.

9.3.4.
En cuarto lugar, una vez cumplido con lo indicado en el numeral anterior, a canalizar a la CUENTA RESERVA, el MONTO DE RESERVA hasta completar un monto equivalente a las seis (6) CUOTAS próximas a vencer. Este procedimiento se aplicará desde el PERIODO correspondiente a la décimo segunda CUOTA.

Para estos efectos, las PARTES acuerdan que el MONTO DE RESERVA será depositado por el FIDEICOMITENTE, directamente en la CUENTA RESERVA, desde la “Fecha de Desembolso” hasta la FECHA DE PAGO correspondiente a la décimo segunda CUOTA. No obstante, en caso que al primer DÍA DE TRANSFERENCIA siguiente de cancelada la décimo segunda CUOTA, el FIDEICOMITENTE no hubiese depositado el MONTO DE RESERVA equivalente a las seis (6) CUOTAS próximas a vencer contadas desde la décimo segunda cuota inclusive, LA FIDUCIARIA procederá a transferir de la CUENTA RECOLECTORA IBK el monto total correspondiente o la diferencia, según corresponda.

Toda vez que las CUOTAS son variables, LA FIDUCIARIA, el último DÍA DE TRANSFERENCIA de cada PERIODO, deberá transferir desde la CUENTA RECOLECTORA IBK a la CUENTA RESERVA, el monto que corresponda, a fin de que en la CUENTA RESERVA siempre se encuentre acreditado un MONTO DE RESERVA equivalente a las seis (6) CUOTAS próximas a vencer, de acuerdo a lo establecido en el CRONOGRAMA.

Si de acuerdo a lo establecido en el numeral 9.6 siguiente, los fondos acreditados en la CUENTA RESERVA deben ser destinados para el pago de la CUOTA próxima a vencer, LA FIDUCIARIA aprovisionará en la CUENTA RESERVA, con los FLUJOS DINERARIOS remanentes de la CUENTA RECOLECTORA IBK, una vez realizadas las transferencias a las que se refieren los numerales 9.3.1., 9.3.2., 9.3.3., 9.3.4., 9.3.5 y 9.3.6 anteriores, los fondos necesarios para que en la CUENTA RESERVA se encuentren acreditados nuevamente los fondos equivalentes a las seis (6) CUOTAS próximas a vencer.

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Oficina 801-802, Lima 27	Fax: 222-4260

9.3.5.
En quinto lugar, en caso LA FIDUCIARIA hubiese recibido una notificación por parte del CONTROLLER, de acuerdo a lo establecido en el numeral 1.3.3 de la Primera Clausula Adicional, LA FIDUCIARIA transferirá el monto indicado en la mencionada notificación a la CUENTA CAPITAL DE TRABAJO.

9.3.6.
En sexto lugar, LA FIDUCIARIA completará la CUENTA DEPÓSITO EN GARANTÍA en aquellos supuestos –distintos del establecido en el numeral 9.22 y 9.23– en que, de acuerdo con el CONTRATO, se hubiese dispuesto de los fondos acreditados en dicha cuenta. Para tal efecto, LA FIDUCIARIA completará la CUENTA DEPÓSITO EN GARANTÍA de acuerdo al saldo anterior a la disposición de fondos respectiva.

9.3.7.
El remanente, una vez realizadas todas las transferencias y cubiertos todos los montos citados en los numerales inmediatos anteriores, será restituido al FIDEICOMITENTE, en la CUENTA DESTINO PBP, a más tardar el DÍA HÁBIL siguiente de realizado lo dispuesto en los numerales 9.3.1., 9.3.2., 9.3.3., 9.3.4., 9.3.5. y 9.3.6 precedentes.

En cualquier caso, LA FIDUCIARIA no asume ninguna responsabilidad en los casos en que los FLUJOS DINERARIOS acreditados en la CUENTA RECOLECTORA IBK no alcancen para cumplir con la totalidad de los pagos establecidos en el presente numeral, siempre que haya cumplido con el procedimiento de administración de las CUENTAS DEL FIDEICOMISO establecido en este CONTRATO.

9.4.
La transferencia de los FLUJOS DINERARIOS acreditados en la CUENTA RECOLECTORA IBK regulada por el numeral 9.3. anterior será realizada, en cada DÍA DE TRANSFERENCIA, por LA FIDUCIARIA, luego de cubiertos los montos a los que hace referencia el numeral 9.3.1. anterior.

Una vez cancelada la CUOTA que venció en el PERIODO e iniciado el siguiente PERIODO, LA FIDUCIARIA procederá automáticamente a implementar nuevamente el procedimiento de recaudación establecido en el numeral 9.3.

De la administración de la CUENTA PAGADORA:

9.5.
En cada FECHA DE PAGO, y en tanto se haya acreditado en la CUENTA PAGADORA el íntegro de los fondos necesarios para atender la CUOTA próxima a vencer en dicho PERIODO, LA FIDUCIARIA transferirá de la CUENTA PAGADORA a la CUENTA DESTINO INTERBANK los importes necesarios para cancelar la mencionada CUOTA.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

9.6.
Las PARTES declaran conocer y aceptar que, en caso no se llegara a completar en la CUENTA PAGADORA el dinero suficiente para cumplir con el pago del íntegro de la CUOTA próxima a vencer en dicho PERIODO, LA FIDUCIARIA transferirá, de la CUENTA RESERVA a la CUENTA PAGADORA, fondos suficientes que permitan completar la CUOTA y transferirá dichos importes a la CUENTA DESTINO INTERBANK.

Finalmente, en caso no hubiesen fondos suficientes para cancelar la CUOTA próxima a vencer en ninguna de las CUENTAS RECOLECTORAS, la CUENTA PAGADORA o la CUENTA RESERVA, LA FIDUCIARIA comunicará al FIDEICOMITENTE dicha situación a efecto que éste complete en la CUENTA DESTINO INTERBANK en dicha FECHA DE PAGO el monto necesario para cancelar la CUOTA correspondiente.

Excepcionalmente, y a opción y previa instrucción del FIDEICOMISARIO, en caso no existiesen fondos suficientes en la CUENTA RESERVA, LA FIDUCIARIA transferirá de la CUENTA DEPÓSITO EN GARANTÍA a la CUENTA PAGADORA, los fondos necesarios que permitan cancelar la CUOTA correspondiente y transferirá dichos importes a la CUENTA DESTINO INTERBANK en la FECHA DE PAGO correspondiente.

9.7.
Las PARTES dejan expresa constancia que, en ningún caso LA FIDUCIARIA asume o asumirá responsabilidad alguna en el supuesto que los FLUJOS DINERARIOS acreditados en las CUENTAS DEL FIDEICOMISO no sean suficientes para cancelar el íntegro de las CUOTAS próximas a vencer en dicho PERIODO siempre y cuando cumpla con el mecanismo de cascada establecido en este CONTRATO.

De la administración de la CUENTA RESERVA:

9.8.
Sin perjuicio de lo señalado en los numerales precedentes de la presente Cláusula, las PARTES acuerdan que los fondos acreditados en la CUENTA RESERVA serán destinados al pago de las CUOTAS en caso que, en la FECHA DE PAGO, no existiesen fondos disponibles suficientes en la CUENTA PAGADORA para atender el pago de la CUOTA de acuerdo con el procedimiento establecido en el numeral 9.6 precedente.

En caso los fondos acreditados en la CUENTA RESERVA hayan sido utilizados para el pago de las CUOTAS, LA FIDUCIARIA procederá a canalizar el MONTO DE RESERVA, de acuerdo a lo establecido en el numeral 9.3.4. de la presente cláusula, de tal manera que en todo momento se encuentre acreditado en la referida cuenta, un monto equivalente a, por lo menos, seis (6) CUOTAS próximas a vencer, conforme a lo señalado en dicho numeral.

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De la administración de la CUENTA CAPITAL DE TRABAJO

9.9.	Las PARTES acuerdan expresamente que los fondos que componen el APORTE DE CAPITAL serán abonados directamente en la CUENTA CAPITAL DE TRABAJO, en la “Fecha de Desembolso”.

9.10.
Luego de realizado lo señalado anteriormente, se seguirá el procedimiento diseñado en los numerales siguientes para los GASTOS DE CAPITAL DE TRABAJO a favor del FIDEICOMITENTE, con cargo a los fondos depositados en la CUENTA CAPITAL DE TRABAJO.

9.11.
Para asumir los GASTOS DE CAPITAL DE TRABAJO con cargo a los fondos de la CUENTA CAPITAL DE TRABAJO, el FIDEICOMITENTE deberá remitir a la FIDUCIARIA y al CONTROLLER la relación de los GASTOS DE CAPITAL DE TRABAJO (en adelante, la “Relación de Gastos”), para que en un plazo no mayor a un (01) DÍA HÁBIL de recibida la Relación de Gastos, LA FIDUCIARIA realice la transferencia indicada en dicha Relación de Gastos conforme se indica en el numeral 9.15. posterior. Para que LA FIDUCIARIA proceda con la transferencia solicitada por el FIDEICOMITENTE, la Relación de Gastos deberá contar con la aprobación del CONTROLLER. Para estos efectos, queda establecido que la Relación de Gastos se entenderá aprobada de manera automática con su sola recepción, salvo que esté vigente una NOTIFICACIÓN DE CONTROL, según se establece en numeral 9.13.

La Relación de Gastos se entenderá recibida en el DÍA HÁBIL, si es recibida por LA FIDUCIARIA antes de las dieciséis horas (16:00) de dicho DÍA HÁBIL, caso contrario se entenderá recibida el DÍA HÁBIL siguiente. En el supuesto que no se cumpliera con remitir la comunicación antes de la hora indicada, LA FIDUCIARIA no será responsable por ningún retraso en las transferencias requeridas.

La Relación de Gastos solamente podrá programar pagos hasta por los próximos siete (7) días calendarios, en adelante el Periodo de Gastos.

9.12.
El CONTROLLER  verificará si los GASTOS DE CAPITAL DE TRABAJO incurridos en el  Periodo de Gastos precedente, corresponden efectivamente a la Relación de Gastos remitida por el FIDEICOMITENTE mediante la verificación y/o revisión que éste practique de los registros y demás documentación sustentatoria que deberá poner a disposición  a éste el FIDEICOMITENTE.

9.13.
Si el CONTROLLER determinara, de su revisión, una discrepancia entre los conceptos detallados en la Relación de Gastos y los GASTOS DE CAPITAL DE TRABAJO efectivamente realizados que exceda al diez por ciento (10%) del monto o verifique una inconsistencia en el objeto materia de gasto, deberá comunicarlo al FIDEICOMITENTE por escrito dentro de los tres (03) DÍAS HÁBILES de concluida la verificación del Periodo de Gastos. De no existir comunicación en el plazo indicado en el párrafo precedente por parte del CONTROLLER al FIDEICOMITENTE, se entenderá la inexistencia de discrepancias.

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En cada oportunidad en la que el FIDEICOMITENTE sea notificado por el CONTROLLER indicándosele la existencia de una o más discrepancias, el FIDEICOMITENTE tendrá un plazo de hasta dos (2) DÍAS HÁBILES para absolver los detalles relacionados a las presuntas discrepancias. De persistir las mismas –en opinión del CONTROLLER-, el FIDEICOMITENTE o el CONTROLLER podrán solicitar la dirimencia de una de las empresas auditoras incluidas en la relación señalada en el ANEXO 4 (en adelante, el “DIRIMENTE”), por cuenta y cargo del FIDEICOMITENTE.

Si el DIRIMENTE señala que no existe discrepancias entre los GASTOS DE CAPITAL DE TRABAJO del periodo remitido y la Relación de Gastos, se continuará con el procedimiento descrito en el numeral 9.11 debiendo el CONTROLLER asumir los gastos derivados del informe del DIRIMENTE. De esta manera, en caso el DIRIMENTE establezca en su informe la existencia de  discrepancias, los gastos derivados del nombramiento del DIRIMENTE y el informe que éste emita deberán ser asumidos íntegramente por el FIDEICOMITENTE.

Si el DIRIMENTE señala que existe discrepancia entre los GASTOS DE CAPITAL DE TRABAJO del periodo y la Relación de Gastos, el FIDEICOMITENTE tendrá un plazo de hasta dos (2) DÍAS HÁBILES para subsanar la discrepancia. Se entenderá por subsanada la discrepancia mediante el depósito en la CUENTA CAPITAL DE TRABAJO del importe observado. El FIDEICOMITENTE deberá acreditar al CONTROLLER que ha subsanado la discrepancia respectiva.

En caso el FIDEICOMITENTE no cumpla con subsanar la discrepancia dentro del plazo establecido en el párrafo precedente, el CONTROLLER remitirá a LA FIDUCIARIA una NOTIFICACIÓN DE CONTROL, la misma que se considerará vigente hasta que se haya subsanado la discrepancia. El FIDEICOMITENTE deberá acreditar al CONTROLLER que ha subsanado la discrepancia respectiva, en cuyo caso, el CONTROLLER  deberá remitir en el día en que tome conocimiento que se haya verificado la subsanación de la discrepancia una NOTIFICACIÓN DE ANULACIÓN DE CONTROL a LA FIDUCIARIA.

Una vez remitida por parte del CONTROLLER una NOTIFICACIÓN DE CONTROL y siempre que ésta se encuentre vigente, cualquier solicitud de Relación de Gastos deberá ser aprobada previa y expresamente por parte del CONTROLLER para que LA FIDUCIARIA proceda a realizar las transferencias correspondientes a favor del FIDEICOMITENTE. El CONTROLLER tendrá un plazo máximo de un (01) DÍA HÁBIL de remitida por parte del FIDEICOMITENTE la Relación de Gastos descrita en el numeral 9.11 para aprobar o desaprobar la misma. En caso de desaprobación de la misma, esta deberá ser justificada y podrá darse sólo en los casos en que EL FIDEICOMITENTE, solicite fondos para gastos diferentes a aquellos definidos como GASTOS DE CAPITAL DE TRABAJO.

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Oficina 801-802, Lima 27	Fax: 222-4260

9.14.
Las PARTES acuerdan que los desembolsos para los GASTOS DE CAPITAL DE TRABAJO, conforme al procedimiento descrito en los numerales precedentes no se suspenderá o anulará en ningún caso, incluso mientras se encuentre pendiente cualquier observación de la Relación de Gastos.

9.15.	Dentro del DÍA HÁBIL siguiente de recibida la Relación de Gastos, LA FIDUCIARIA transferirá los fondos de la CUENTA CAPITAL DE TRABAJO a la CUENTA DESTINO PBP.

9.16.
Si los fondos acreditados en la CUENTA CAPITAL DE TRABAJO no fuesen suficientes para cubrir la Relación de Gastos remitida por el FIDEICOMITENTE, LA FIDUCIARIA transferirá a la CUENTA DESTINO PBP, el íntegro de los fondos acreditados en la CUENTA CAPITAL DE TRABAJO.

9.17.	La Relación de Gastos podrá ser remitida desde los correos electrónicos de las personas autorizadas que aparecen consignadas en la Cláusula Vigésimo Cuarta del presente CONTRATO.

9.18.
Las PARTES acuerdan de manera expresa que solamente los pagos de GASTOS DE CAPITAL DE TRABAJO que se realicen mediante Cartas de Crédito, Cartas Fianzas, Stand By, Cobranzas u otros instrumentos financieros, se manejarán sin la intervención del CONTROLLER. En este supuesto, el FIDEICOMITENTE está en la obligación de informar al CONTROLLER, al FIDEICOMISARIO y a LA FIDUCIARIA que realizará las adquisiciones que correspondan a través de estos instrumentos financieros, en cuyo caso LA FIDUCIARIA procederá a la liberación de los fondos que correspondan a solo requerimiento del FIDIECOMITENTE, dentro de los plazos establecidos en el numeral 9.11, sin asumir responsabilidad por ello; salvo, que se encuentre vigente una NOTIFICACIÓN DE CONTROL, siendo de aplicación en este supuesto lo establecido en los numerales 9.13 y siguientes en lo que resulte aplicables.

De la administración de la CUENTA DEPÓSITO EN GARANTÍA

9.19.
En la “Fecha de Desembolso”, el FIDEICOMITENTE deberá proceder a realizar el DEPÓSITO EN GARANTÍA en la CUENTA DEPÓSITO EN GARANTÍA o instruir al FIDEICOMISARIO a que con el desembolso derivado del CONTRATO DE RETROARRENDAMIENTO FINANCIERO acredite el DEPÓSITO EN GARANTÍA en la CUENTA DEPÓSITO EN GARANTÍA. El incumplimiento de esta obligación por parte del FIDEICOMITENTE podrá ser considerado por el FIDEICOMISARIO como un EVENTO DE INCUMPLIMIENTO.

9.20.
Las PARTES acuerdan, de manera expresa, que la CUENTA DEPÓSITO EN GARANTÍA será administrada por LA FIDUCIARIA durante toda la vigencia del presente CONTRATO, sin que corresponda al FIDEICOMITENTE efectuar acto de disposición alguno contra la referida cuenta.

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Oficina 801-802, Lima 27	Fax: 222-4260

9.21.	Los fondos acreditados en la CUENTA DEPÓSITO EN GARANTÍA podrán ser utilizados para la cancelación de las CUOTAS, de acuerdo a lo establecido en el numeral 9.3.6 de la Cláusula Novena del CONTRATO.

Procedimiento para la liberación de fondos de la CUENTA DEPÓSITO EN GARANTÍA

9.22.	El FIDEICOMITENTE podrá solicitar al FIDEICOMISARIO, con copia a LA FIDUCIARIA, la liberación de los fondos que constituyen el DEPÓSITO EN GARANTÍA, bajo las siguientes condiciones:

9.22.1.
Que hayan transcurrido dos (2) años, contados a partir de la “Fecha de Desembolso”, en el marco del CONTRATO DE RETROARRENDAMIENTO FINANCIERO, y que el FIDEICOMITENTE lo haya solicitado mediante comunicación escrita dirigida al FIDEICOMISARIO en la cual indique la cuenta de libre disponibilidad abierta en el FIDEICOMISARIO en la cual se deberá liberar los fondos solicitados.

9.22.2.
Que el FIDEICOMITENTE: (i) no se encuentre en EVENTO DE INCUMPLIMIENTO; y, (ii) el ratio de cobertura de servicio de deuda (medido como EBITDA menos tributos y participaciones de trabajadores entre gasto por intereses más amortización de principal de deuda de largo plazo) no sea menor a 2.25x. El referido ratio será medido por el FIDEICOMISARIO con los Estados Financieros semestrales del FIDEICOMITENTE auditados por los auditores externos del FIDEICOMITENTE.

9.22.3.
La liberación de los fondos que componen el DEPÓSITO EN GARANTÍA se efectuarán semestralmente en montos tales que permitan que en todo momento se encuentren acreditados en la CUENTA DEPÓSITO EN GARANTÍA fondos equivalentes a, por lo menos, el treinta y cinco por ciento (35%) del saldo del “Financiamiento” pendiente de pago por parte del FIDEICOMITENTE en virtud del CONTRATO DE RETROARRENDAMIENTO FINANCIERO.

9.23.
Una vez recibida la solicitud de liberación de fondos, el FIDEICOMISARIO procederá a verificar, en un plazo no mayor de cinco (5) DÍAS HÁBILES, si se cumple con los requisitos indicados en los numerales 9.22.1, 9.22.2, y 9.22.3 precedentes. De ser así, el FIDEICOMISARIO instruirá a LA FIDUCIARIA para que proceda a liberar el monto correspondiente en la cuenta de libre disponibilidad del FIDEICOMITENTE abierta en el FIDEICOMISARIO señalada en la solicitud de liberación. En caso el FIDEICOMISARIO determine que no se han cumplido los requisitos para la liberación solicitada, remitirá una comunicación escrita al FIDEICOMITENTE, con copia a LA FIDUCIARIA, informándole de este hecho, a efectos que el FIDEICOMITENTE proceda a realizar las subsanaciones del caso y presente una nueva solicitud de liberación de fondos cuando los requisitos se hayan cumplido.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

9.24.
LA FIDUCIARIA en ningún caso será responsable por las instrucciones que pudiera enviar el FIDEICOMISARIO, en virtud de las disposiciones que anteceden,  respecto de la disposición de los fondos acreditados en la CUENTA DEPÓSITO EN GARANTÍA.

De la disminución de la CUENTA CAPITAL DE TRABAJO

9.25.
Las PARTES acuerdan que los fondos acreditados en la CUENTA DEPÓSITO EN GARANTÍA servirán también para cubrir cualquier disminución que se produzca en la CUENTA CAPITAL DE TRABAJO, lo cual se verificará semestralmente con los informes que el CONTROLLER remita al FIDEICOMISARIO, con copia a LA FIDUCIARIA, de acuerdo a lo señalado en la Primera Cláusula Adicional.

9.26.
En este sentido, las PARTES manifiestan que, en el supuesto que, de acuerdo con lo dispuesto en el numeral 1.3.3 de la Primera Cláusula Adicional, el CONTROLLER determinara que ha habido una disminución en el monto que debe estar acreditado en la CUENTA CAPITAL DE TRABAJO, deberá establecerlo así en su informe semestral, instruyendo a LA FIDUCIARIA para que transfiera de la CUENTA RECOLECTORA IBK a la CUENTA CAPITAL DE TRABAJO los fondos necesarios para completar la CUENTA CAPITAL DE TRABAJO conforme a lo indicado en su informe. En caso no existieran fondos suficientes en la CUENTA RECOLECTORA IBK, LA FIDUCIARIA transferirá de la CUENTA DEPÓSITO EN GARANTÍA a la CUENTA CAPITAL DE TRABAJO los fondos requeridos para completar la misma.

LA FIDUCIARIA sólo efectuará la transferencia señalada en el párrafo precedente, en caso que el FIDEICOMITENTE no haya cumplido con completar el saldo de la CUENTA CAPITAL DE TRABAJO, conforme a lo establecido en el informe del CONTROLLER, dentro de los tres DÍAS HÁBILES de recibido el mismo por LA FIDUCIARIA.

Ejecución de los fondos acreditados en la CUENTA DEPÓSITO EN GARANTÍA

9.27.
En caso LA FIDUCIARIA recibiera una NOTIFICACIÓN DE ACELERACIÓN, el FIDEICOMISARIO podrá instruirle, a través de esta notificación o en un documento aparte, para que proceda a aplicar directamente los montos acreditados en la CUENTA DEPÓSITO EN GARANTÍA al pago de obligaciones que adeude el FIDEICOMITENTE como consecuencia del incumplimiento y/o resolución del CONTRATO DE RETRO ARRENDAMIENTO FINANCIERO, incluyendo intereses, capital, comisiones, costos, gastos, penalidades y tributos de conformidad con la liquidación que al efecto adjunte el FIDEICOMISARIO.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

Del envío de una NOTIFICACIÓN DE ACELERACIÓN:

9.28.
De acuerdo a lo establecido en el CONTRATO DE RETROARRENDAMIENTO FINANCIERO, en la eventualidad que el FIDEICOMISARIO determine que, bajo los términos y condiciones de los DOCUMENTOS DEL FINANCIAMIENTO, se ha(n) producido uno o más EVENTO(S) DE INCUMPLIMIENTO, y éstos no hubiesen sido debidamente subsanados en los plazos determinados para tal efecto de acuerdo a lo establecido en el respectivo DOCUMENTO DEL FINANCIAMIENTO, el FIDEICOMISARIO podrá enviar una NOTIFICACIÓN DE ACELERACIÓN.

Para remitir la NOTIFICACIÓN DE ACELERACIÓN a que se refiere el párrafo precedente, el FIDEICOMISARIO deberá haber verificado previamente que se haya seguido el procedimiento establecido en la Cláusula Trigésimo Séptima del CONTRATO DE RETRO ARRENDAMIENTO FINANCIERO.

De la recaudación de los FLUJOS DINERARIOS en caso se remita una NOTIFICACIÓN DE ACELERACIÓN:

9.29.
En caso el FIDEICOMISARIO remita a LA FIDUCIARIA una NOTIFICACIÓN DE ACELERACIÓN, LA FIDUCIARIA sin requerir formalidad adicional alguna ni la aprobación previa o posterior por parte del FIDEICOMITENTE o de terceros procederá a: (i) transferir todos los montos acreditados en las CUENTAS RECOLECTORAS a la CUENTA DESTINO INTERBANK; y, (ii) transferir en cada DÍA DE TRANSFERENCIA a la CUENTA DESTINO INTERBANK hasta la total cancelación –a satisfacción del FIDEICOMISARIO– de las OBLIGACIONES GARANTIZADAS, el cien por ciento (100%) de los FLUJOS DINERARIOS que se depositen en las CUENTAS RECOLECTORAS, salvo que el FIDEICOMISARIO indique un porcentaje menor.

Para remitir la NOTIFICACIÓN DE ACELERACIÓN a que se refiere el párrafo precedente, el FIDEICOMISARIO deberá haber verificado previamente que se haya seguido el procedimiento establecido en la Cláusula Trigésimo Séptima del CONTRATO DE RETROARRENDAMIENTO FINANCIERO.

De la SOLICITUD DE PAGO DE OBLIGACIONES DINERARIAS:

9.30.
Las PARTES acuerdan que el FIDEICOMISARIO podrá remitir a LA FIDUCIARIA, con copia al FIDEICOMITENTE, una SOLICITUD DE PAGO DE OBLIGACIONES DINERARIAS debidamente sustentadas, en la oportunidad en la que, de acuerdo con el CONTRATO DE RETROARRENDAMIENTO FINANCIERO, se encuentre vencida y exigible una OBLIGACIÓN DINERARIA.

9.31.
LA FIDUCIARIA, con cargo a los recursos acreditados en la CUENTA RECOLECTORA IBK, atenderá la SOLICITUD DE PAGO DE OBLIGACIONES DINERARIAS, de acuerdo con lo dispuesto en el numeral 9.30 y siguientes de la Cláusula Novena del CONTRATO.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

9.32.
En caso los fondos acreditados en la CUENTA RECOLECTORA IBK no sean suficientes, LA FIDUCIARIA podrá cancelar las OBLIGACIONES DINERARIAS con cargo a los fondos acreditados en la CUENTA RESERVA, aplicándose en este caso el procedimiento de restitución de la CUENTA RESERVA establecido en el numeral  9.3.4 de la Cláusula Novena del CONTRATO.

DÉCIMA:	DEL CRONOGRAMAS, LAS CUOTAS Y DEL CONTRATO DE ARRENDAMIENTO FINANCIERO

10.1.
En caso el CRONOGRAMA sea sustituido o modificado de común acuerdo entre el FIDEICOMITENTE y el FIDEICOMISARIO, LA FIDUCIARIA tomará como correcto y vigente el último CRONOGRAMA que el FIDEICOMISARIO le haya entregado. En tal sentido, el FIDEICOMISARIO deberá comunicar a LA FIDUCIARIA, dentro de los tres (3) DÍAS HÁBILES siguientes de modificado el CRONOGRAMA, las modificaciones realizadas adjuntando copia del nuevo CRONOGRAMA.

10.2.
En caso se verifique un EVENTO DE INCUMPLIMIENTO, el FIDEICOMISARIO deberá adjuntar a la NOTIFICACIÓN DE ACELERACIÓN una liquidación indicando el monto de los montos adeudados al FIDEICOMISARIO por el FIDEICOMITENTE calculados en los términos establecidos en el CONTRATO DE RETROARRENDAMIENTO FINANCIERO.

En caso de verificarse un EVENTO DE INCUMPLIMIENTO, el FIDEICOMISARIO procederá de conformidad con lo establecido en la cláusula Trigésimo Séptima  del CONTRATO DE RETROARRENDAMIENTO FINANCIERO, siendo esto una condición esencial para el envío de cualquier NOTIFICACIÓN DE ACELERACIÓN.

10.3.	El FIDEICOMITENTE deberá entregar a LA FIDUCIARIA dentro de los cinco (5) DÍAS HÁBILES siguientes a la firma del presente instrumento copia legalizada del CONTRATO DE RETROARRENDAMIENTO FINANCIERO.

TÍTULO IV
OTROS ASPECTOS DEL FIDEICOMISO

DÉCIMO PRIMERA:	DEL INCUMPLIMIENTO DE LAS OBLIGACIONES ESTABLECIDAS EN EL PRESENTE CONTRATO

11.1.
El FIDEICOMISARIO podrá considerar como un EVENTO DE INCUMPLIEMINTO –según lo establecido en la cláusula Trigésimo Séptima del CONTRATO DE RETROARRENDAMIENTO FINANCIERO– cualquier incumplimiento de las declaraciones del FIDEICOMITENTE establecidas en la Cláusula Quinta del presente CONTRATO o de cualquier obligación asumida por éste en virtud del mismo.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

DÉCIMA SEGUNDA:	DE LAS AUDITORÍAS

12.1.
El FIDEICOMITENTE se obliga a instruir a su auditor externo el mismo que deberá ser uno de los indicados en el ANEXO 4 del presente CONTRATO,  a incluir en el respectivo informe anual que éste emita, de conformidad con lo dispuesto en el artículo 226 de la Ley General de Sociedades, un pronunciamiento respecto de: (i) la correcta canalización de los FLUJOS DINERARIOS a través de las CUENTAS RECOLECTORAS; y, (ii) el cumplimiento correcto y oportuno de las obligaciones contenidas en los numerales 8.5 y/o 8.6 de la Cláusula Octava del presente CONTRATO.

No obstante lo antes señalado, y en el supuesto eventual que: (i) el FIDEICOMITENTE no cumpliera con remitir anualmente, dentro de los tres (3) primeros meses del año a LA FIDUCIARIA, con copia al FIDEICOMISARIO, el informe al que hace referencia el párrafo anterior; o (ii) dicho informe no contemplara el pronunciamiento del auditor externo respecto de los puntos señalados en el párrafo que antecede; o (iii) el Auditor Externo no fuera uno de los indicados en el ANEXO 4 del presente CONTRATO; LA FIDUCIARIA solicitará la realización de auditorías, conforme a lo establecido en los numerales siguientes.

12.2.
En cada oportunidad en que se determine la necesidad de la realización de una auditoría conforme a lo dispuesto en el segundo párrafo del numeral precedente, LA FIDUCIARIA designará una de las empresas auditoras señaladas en el ANEXO 4 del CONTRATO.

12.3.
En caso las empresas auditoras consignadas en el ANEXO 4 no estén funcionando o no aceptaran el encargo que se les formule, el FIDEICOMISARIO propondrá al menos dos (2) empresas auditoras de primer nivel al FIDEICOMITENTE quien deberá elegir a la empresa a ser contratada dentro del tercer DÍA HÁBIL de ser requerido a ello por LA FIDUCIARIA; caso contrario, LA FIDUCIARIA designará, de la relación propuesta, a una de las empresas auditoras.

En ningún caso LA FIDUCIARIA asumirá responsabilidad alguna por la designación ni por el resultado del trabajo realizado por las empresas auditoras.

12.4.	Los informes que emitan los auditores serán remitidos, en copia simple, a LA FIDUCIARIA, al FIDEICOMISARIO y al FIDEICOMITENTE.

DÉCIMO TERCERA:	DEL DEPOSITARIO

13.1.
En el eventual caso que el FIDEICOMITENTE reciba directamente o indirectamente los FLUJOS DINERARIOS, se encontrará obligado a depositar los mismos en la CUENTA RECOLECTORA IBK, a más tardar dentro del tercer DÍA HÁBIL siguiente de haberlos recibido. A tal efecto las PARTES, a propuesta del FIDEICOMITENTE, nombran como DEPOSITARIO de los DERECHOS DE COBRO y los FLUJOS DINERARIOS al señor Raúl Carlos Luna Sanchez, identificado con Documento Nacional de Identidad No. 06288282 quien interviene en el presente CONTRATO a fin de aceptar el encargo de DEPOSITARIO a título gratuito, asumiendo las responsabilidades civiles y penales que conforme a las LEYES APLICABLES y al presente CONTRATO le corresponden. El DEPOSITARIO se mantendrá durante la vigencia del CONTRATO.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

13.2.
El DEPOSITARIO dispondrá de los mecanismos razonables para: (i) el buen manejo de los FLUJOS DINERARIOS que por cualquier motivo sean recaudados extraordinariamente por el FIDEICOMITENTE; y, (ii) el depósito de los mismos en las CUENTAS RECOLECTORAS, dentro del DÍA HÁBIL siguiente de haberlos recibido, de acuerdo a lo establecido en este CONTRATO.

El DEPOSITARIO responderá conforme a las LEYES APLICABLES por el incumplimiento de los mecanismos señalados anteriormente.

13.3.
Se deja expresa constancia que el FIDEICOMITENTE podrá sustituir al DEPOSITARIO siempre que: (i) el nuevo depositario desempeñe para el FIDEICOMITENTE las funciones y responsabilidades que correspondían al DEPOSITARIO que sustituirá; y, (ii) cumpla el nuevo depositario con suscribir los documentos que razonablemente pudieran ser requeridos por LA FIDUCIARIA a los efectos de asumir el cargo de DEPOSITARIO de los bienes y derechos que conforman el PATRIMONIO FIDEICOMETIDO, cuya custodia le corresponde. Para tal efecto, el FIDEICOMITENTE deberá cursar una comunicación a las PARTES indicando el nombre de la persona propuesta como DEPOSITARIO sustituto, luego de lo cual el nuevo DEPOSITARIO cumplirá con suscribir los documentos que razonablemente pudieran ser requeridos por LA FIDUCIARIA o el FIDEICOMISARIO a los efectos de dejar constancia de la recepción como nuevo DEPOSITARIO de los bienes y derechos que conforman el PATRIMONIO FIDEICOMETIDO cuya custodia le corresponde.

Se deja expresa constancia que en caso la persona propuesta como DEPOSITARIO sustituto no cumpla con las condiciones establecidas en los puntos (i) y (ii) del párrafo inmediato anterior, dicha propuesta podrá ser objetada por LA FIDUCIARIA y/o el FIDEICOMISARIO dentro de los quince (15) DÍAS HÁBILES contados a partir de la comunicación del FIDEICOMITENTE que incluya la propuesta de la persona designada como DEPOSITARIO sustituto. La objeción de LA FIDUCIARIA y/o del FIDEICOMISARIO a la propuesta mencionada deberá encontrarse debidamente fundamentada y ser comunicada mediante carta dirigida al FIDEICOMITENTE. Una vez vencido el referido plazo y en tanto no se hubiere remitido la referida objeción, dicho nombramiento se entenderá aprobado por las PARTES.

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Oficina 801-802, Lima 27	Fax: 222-4260

DÉCIMO CUARTA:	DISPOSICIONES APLICABLES A LA ADMINISTRACIÓN DEL PATRIMONIO FIDEICOMETIDO

14.1.
De conformidad con lo establecido en el artículo 252 de la LEY DE BANCOS, LA FIDUCIARIA no requiere de poder especial para la administración del PATRIMONIO FIDEICOMETIDO. Consecuentemente, LA FIDUCIARIA se encuentra plenamente facultada para operar las CUENTAS DEL FIDEICOMISO pudiendo disponer de los fondos acreditados en la misma a través de transferencias bancarias y/o interbancarias o a través de la solicitud de cheques de gerencia con cargo a las CUENTAS DEL FIDEICOMISO, sin más limitaciones que las que pudieran estar establecidas en el presente CONTRATO, LA LEY DE BANCOS y EL REGLAMENTO.

14.2.
Las transferencias entre cuentas bancarias de distintas instituciones financieras de la misma plaza serán realizadas mediante el Banco Central de Reserva (BCR). Las transferencias entre cuentas bancarias de distintas instituciones financieras de distinta plaza serán realizadas mediante transferencias de acuerdo a los usos y costumbres del sistema financiero nacional e internacional. Los gastos que generen las transferencias de fondos vía Banco Central de Reserva (BCR) y al extranjero vía los mecanismos usuales para dichas transferencias, y que resulten necesarios para la correcta administración del PATRIMONIO FIDEICOMETIDO serán atendidos de acuerdo a lo establecido en la Cláusula Vigésimo Séptima.

14.3.
El FIDEICOMITENTE tendrá derecho a solicitar a LA FIDUCIARIA el número de transferencias establecido en el “Convenio de Retribuciones” que se firmará con ocasión del presente CONTRATO. Las transferencias adicionales serán atendidas por LA FIDUCIARIA, quien cobrará por las mismas una Comisión por Transferencias Adicionales establecida en dicho “Convenio de Retribuciones” de LA FIDUCIARIA.

14.4.
En caso sea necesario realizar cambios de monedas con los FLUJOS DINERARIOS acreditados en las CUENTAS RECOLECTORAS, ya sea de SOLES a DÓLARES o viceversa, a efecto de realizar las provisiones correspondientes a las diversas CUENTAS DEL FIDEICOMISO o para atender las CUOTAS, el FIDEICOMITENTE deberá negociar con la institución financiera el tipo de cambio a ser aplicable, debiendo comunicar a LA FIDUCIARIA el resultado de dicha negociación. Queda claramente establecido que LA FIDUCIARIA no será responsable por la negociación del tipo de cambio aplicable, siendo ello de entera responsabilidad del FIDEICOMITENTE.

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Oficina 801-802, Lima 27	Fax: 222-4260

TÍTULO V
DISPOSICIONES FINALES

DÉCIMO QUINTA:	DE LAS OBLIGACIONES DEL FIDEICOMITENTE

Sin perjuicio de las demás obligaciones asumidas mediante el presente CONTRATO, el FIDEICOMITENTE se obliga a lo siguiente:

15.1.
Transferir en dominio fiduciario a LA FIDUCIARIA –como en efecto lo hace por este acto- los BIENES FIDEICOMETIDOS. En tal sentido, el FIDEICOMITENTE se obliga a suscribir todos los documentos públicos y/o privados que sean necesarios a fin de perfeccionar dicha transferencia.

15.2.	Cumplir con las obligaciones formales y sustanciales de todos los tributos que pudieran gravar el PATRIMONIO FIDEICOMETIDO.

15.3.	Pagar en forma puntual la retribución de LA FIDUCIARIA, a que se refiere la Cláusula Décimo Novena de este CONTRATO, en caso no existiesen fondos suficientes en las CUENTAS DEL FIDEICOMISO.

15.4.	Adoptar las acciones y medidas razonablemente necesarias para la conservación de los DERECHOS DE COBRO, debiendo llevar a cabo su cobranza en interés del PATRIMONIO FIDEICOMETIDO.

15.5.	Dar inmediato aviso a LA FIDUCIARIA de cualquier hecho o circunstancia que afecte de manera adversa el PATRIMONIO FIDEICOMETIDO o que amenace o perturbe sus derechos.

15.6.
Remitir a LA FIDUCIARIA y al FIDEICOMISARIO un reporte semestral sobre los DERECHOS DE COBRO que ha facturado a los CLIENTES y entregar a LA FIDUCIARIA la información contable respecto de los bienes y derechos que conforman el PATRIMONIO FIDEICOMETIDO que le pueda ser requerida por ésta, dentro de los diez (10) DÍAS HÁBILES desde que le hubiere sido solicitada.

15.7.	Atender directa o indirectamente las CUOTAS con cargo a recursos propios en caso los fondos acreditados en las CUENTAS DEL FIDEICOMISO no sean suficientes para atender dichas obligaciones.

15.8.
Transferir a LA FIDUCIARIA los recursos necesarios para pagar los gastos en que incurra en la administración y defensa del PATRIMONIO FIDEICOMETIDO, así como cualquier otro gasto que se derive de la constitución, administración, ejecución, devolución y terminación del presente CONTRATO, de acuerdo a lo dispuesto en la Cláusula Vigésimo Séptima.

15.9.
Cumplir con las obligaciones descritas en el numeral 8.5 de la Cláusula Octava respecto a la notificación a los CLIENTES. Asimismo, incorporar la leyenda en los COMPROBANTES DE PAGO descrita en el numeral 8.6 de la Cláusula Octava, así como incorporar las cláusulas adicionales en los CONTRATOS DE VENTA que se suscriban por escrito con posterioridad al CONTRATO.

15.10.
Dar inmediato aviso a LA FIDUCIARIA de cualquier hecho o circunstancia de la que tuviere conocimiento o que le hubiere sido comunicada que afecte o pudiera afectar de manera adversa el PATRIMONIO FIDEICOMETIDO o la validez o eficacia de este CONTRATO, o que amenace o perturbe sus derechos o del FIDEICOMISARIO, o que constituya un incumplimiento de sus obligaciones bajo este CONTRATO.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

15.11.	Inscribir el presente CONTRATO en el Registro Mobiliario de Contratos en un plazo máximo de treinta (30) DÍAS HÁBILES de suscrito el presente instrumento.

15.12.	Las demás obligaciones que le corresponden establecidas en el CONTRATO, en la LEY DE BANCOS, en el REGLAMENTO, así como cualquier otra LEY APLICABLE.

DÉCIMO SEXTA:	DE LAS OBLIGACIONES DE LA FIDUCIARIA

LA FIDUCIARIA se obliga a asumir el encargo y calidad de Fiduciario, obligándose frente a las PARTES a cumplir las siguientes obligaciones:

16.1.	Solicitar la apertura de las CUENTAS DEL FIDECOMISO a nombre del PATRIMONIO FIDEICOMETIDO en los plazos y oportunidades establecidas en el presente CONTRATO.

16.2.	Recibir los FLUJOS DINERARIOS a través de las CUENTAS RECOLECTORAS.

16.3.	Administrar los BIENES FIDEICOMETIDOS que constituyen el PATRIMONIO FIDEICOMETIDO, de acuerdo a lo establecido en el presente CONTRATO.

16.4.
Permitir al FIDEICOMITENTE y al FIDEICOMISARIO -en tanto éstos cuenten con el sistema informático correspondiente- el acceso en consulta a través del sistema informático del banco donde se encuentren abiertas las CUENTAS DEL FIDEICOMISO, para que verifique los movimientos efectuados en dichas cuentas.

16.5.	Actuar de conformidad con lo indicado en el presente CONTRATO.

16.6.	Cumplir con el encargo y fines del fideicomiso, realizando todos los actos necesarios, con la misma diligencia que tiene para sus negocios.

16.7.
Realizar todas las gestiones necesarias a fin de que los DERECHOS DE COBRO, así como los FLUJOS DINERARIOS, sean transferidos a su favor en su condición de empresa fiduciaria, incluyendo las gestiones necesarias a efectos de solicitar la inscripción del presente fideicomiso ante la Central de Riesgos de la SBS y supervisar el proceso de inscripción del presente CONTRATO en el Registro Mobiliario de Contratos de la Superintendencia Nacional de Registros Públicos.

16.8.	Realizar las actividades que se requieran para una adecuada defensa del PATRIMONIO FIDEICOMETIDO de conformidad con lo establecido en la Cláusula Vigésimo Sexta del presente instrumento.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

16.9.
Mantener una clara separación entre el PATRIMONIO FIDEICOMETIDO y su propio patrimonio u otros patrimonios autónomos que administre, siendo extensiva esta obligación a los demás bienes que en el futuro fueran incorporados al PATRIMONIO FIDEICOMETIDO.

16.10.
Llevar una contabilidad separada por el PATRIMONIO FIDEICOMETIDO, en libros debidamente legalizados, sin perjuicio de las cuentas y registros que correspondan en sus propios libros, los mismos que deberán mantenerse conciliados con dicha contabilidad, cumpliendo las obligaciones contables y tributarias, conforme a la legislación de la materia, con cargo al PATRIMONIO FIDEICOMETIDO.

16.11.
Preparar los estados financieros del PATRIMONIO FIDEICOMETIDO, por lo menos en forma semestral, así como el informe o memoria anual, poniéndolo a disposición del FIDEICOMITENTE y la SBS, con copia al FIDEICOMISARIO. Para el caso de la memoria anual y los estados financieros de fin de año -conforme lo señalado en el artículo 10 del REGLAMENTO- las PARTES acuerdan que LA FIDUCIARIA podrá presentar los mismos dentro de los primeros noventa (90) días calendario del cada año.

16.12.
Guardar reserva sobre los actos y documentos relacionados con el PATRIMONIO FIDEICOMETIDO, con los mismos alcances del secreto bancario, salvo que por disposiciones del sistema financiero u otras que le sean aplicables deba remitir información a terceros.

16.13.
Dar aviso al FIDEICOMISARIO de cualquier hecho o circunstancia de la que tuviere conocimiento o que le hubiere sido comunicada por el FIDEICOMITENTE, que afecte adversamente o amenace de cualquier manera los BIENES FIDEICOMETIDOS que conforman el PATRIMONIO FIDEICOMETIDO o que amenace o perturbe sus derechos.

16.14.
Rendir cuenta ante el FIDEICOMITENTE, el FIDEICOMISARIO y la SBS al término del fideicomiso. Para el caso de la memoria y los estados financieros finales del PATRIMONIO FIDEICOMETIDO -conforme lo señalado en el artículo 10 del REGLAMENTO- las PARTES acuerdan que LA FIDUCIARIA tendrá un plazo de noventa (90) días calendario contados desde la culminación del fideicomiso para presentar los mismos.

16.15.	Cumplir las demás obligaciones contenidas en el presente CONTRATO, en la LEY DE BANCOS y en el REGLAMENTO.

DÉCIMO SÉTIMA:	DEL PLAZO DEL FIDEICOMISO

17.1.
Las PARTES acuerdan que el presente CONTRATO estará vigente hasta que se haya cumplido con cancelar totalmente las OBLIGACIONES GARANTIZADAS, lo cual será comunicado por el FIDEICOMISARIO a LA FIDUCIARIA mediante comunicación notarial; o hasta el plazo máximo contemplado en la LEY DE BANCOS, lo que ocurra primero.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

17.2.
Asimismo, las PARTES dejan expresa constancia que el plazo del presente CONTRATO podrá darse por concluido cuando así lo comunique el  FIDEICOMISARIO a LA FIDUCIARIA mediante carta notarial, con copia al FIDEICOMITENTE.

17.3.
En virtud al CONTRATO DE RETROARRENDAMIENTO FINANCIERO, el FIDEICOMISARIO ha otorgado al FIDEICOMITENTE –sujeto a los términos y condiciones establecidas en el CONTRATO DE RETROARRENDAMIENTO FINANCIERO- la “Opción de Compra” para que éste pueda adquirir la propiedad de los “Bienes”. En la “Fecha de Cierre”, el FIDEICOMITENTE ha comunicado al FIDEICOMISARIO su intención de ejercer la “Opción de Compra”.

Como consecuencia de lo indicado en el párrafo precedente, el FIDEICOMITENTE instruye a LA FIDUCIARIA para que, en caso reciba de parte del FIDEICOMISARIO una solicitud o comunicación indicándole que ha culminado el CONTRATO DE RETROARRENDAMIENTO FINANCIERO y que el FIDEICOMITENTE ha cumplido –a satisfacción del FIDEICOMISARIO- todas y cada una de las obligaciones derivadas de dicha operación de financiamiento, transfiera a la CUENTA DESTINO INTERBANK la cantidad de US$ 215,000.00 (Doscientos Quince Mil y 00/100 DÓLARES) más el Impuesto General a las Ventas que resulte aplicable, monto correspondiente al precio de la “Opción de Compra” de acuerdo con la Cláusula Vigésimo Sexta del CONTRATO DE RETROARRENDAMIENTO FINANCIERO.

DÉCIMO OCTAVA:	DE LA LIQUIDACIÓN DEL PATRIMONIO FIDEICOMETIDO

18.1.
Una vez que se haya cumplido con todas y cada una de las OBLIGACIONES GARANTIZADAS, el FIDEICOMISARIO comunicará a LA FIDUCIARIA la terminación del CONTRATO y se producirá la liquidación del PATRIMONIO FIDEICOMETIDO de acuerdo a los siguientes términos:

18.1.1.
Una vez recibida la comunicación del FIDEICOMISARIO, LA FIDUCIARIA notificará al FIDEICOMITENTE del cumplimiento y culminación de sus obligaciones como fiduciario en virtud del PATRIMONIO FIDEICOMETIDO.

18.1.2.
LA FIDUCIARIA transferirá los FLUJOS DINERARIOS y el APORTE DE CAPITAL –si fuese el caso- a la CUENTA DESTINO PBP en tanto se hayan cancelado todos los gastos y costos adeudados por el FIDEICOMITENTE en virtud al presente CONTRATO. Para los fines de la restitución del dominio de los BIENES FIDEICOMETIDOS al FIDEICOMITENTE, las PARTES suscribirán una minuta y escritura pública de Terminación del Fideicomiso mediante la cual se deje expresa constancia de la transferencia de los FLUJOS DINERARIOS y el APORTE DE CAPITAL a la CUENTA DESTINO PBP y la conformidad del FIDEICOMITENTE con la entrega de dichos BIENES FIDEICOMETIDOS. Una vez transferidos los FLUJOS DINERARIOS y el APORTE DE CAPITAL –de ser el caso- a la CUENTA DESTINO PBP, LA FIDUCIARIA procederá a solicitar el cierre de las CUENTAS DEL FIDEICOMISO.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

18.1.3.
Sin perjuicio de lo antes mencionado, en caso de culminación del PATRIMONIO FIDEICOMETIDO o de la culminación del CONTRATO por cualquier razón, sea de la naturaleza que fuese, las PARTES acuerdan que la Cláusula Vigésima del CONTRATO se mantendrá vigente luego de la culminación del CONTRATO, y, por lo tanto, el FIDEICOMITENTE estará obligado a cumplir con todos los términos y condiciones mencionados en la Cláusula Vigésima del CONTRATO aunque el CONTRATO haya terminado.

18.2.
Concluida la liquidación del PATRIMONIO FIDEICOMETIDO, se producirá la extinción del mismo, debiendo LA FIDUCIARIA presentar a la SBS –con copia a las demás PARTES- la memoria final y los estados financieros correspondientes al PATRIMONIO FIDEICOMETIDO, dentro de los noventa (90) días de extinguido el mismo.

DÉCIMO NOVENA:                                            RETRIBUCIÓN DE LA FIDUCIARIA

19.1.
LA FIDUCIARIA, por la labor que se le encomienda, cobrará al FIDEICOMITENTE, las comisiones previamente acordadas con LA FIDUCIARIA en el documento denominado “Convenio de Retribuciones”, suscrito con anterioridad a la suscripción del CONTRATO.

19.2.
Para el pago de las referidas comisiones el FIDEICOMISARIO y el FIDEICOMITENTE autorizan de manera irrevocable a LA FIDUCIARIA a cargar dichos importes en cualquiera de las CUENTAS DEL FIDEICOMISO. En caso no existiesen fondos suficientes en las CUENTAS DEL FIDEICOMISO, LA FIDUCIARIA requerirá el pago al FIDEICOMITENTE, quien, dentro de los cinco (5) DÍAS HÁBILES siguientes a dicho requerimiento deberá efectuar el pago correspondiente. En caso contrario, LA FIDUCIARIA podrá solicitar a INTERBANK el cargo por el monto de dichas comisiones en cualquier cuenta bancaria que el FIDEICOMITENTE de forma individual o conjunta tenga abierta en dicha entidad bancaria, bastando para ello que LA FIDUCIARIA remita al FIDEICOMISARIO copia de la factura entregada al FIDEICOMITENTE, autorizando el FIDEICOMITENTE también de manera irrevocable a aceptar los cargos, pudiéndose inclusive sobregirar las cuentas en tanto INTERBANK lo autorice.

19.3.
Las antes indicadas comisiones no incluyen el Impuesto General a las Ventas ni los demás tributos que de acuerdo a las LEYES APLICABLES pudieran gravarlas; siendo de cargo del FIDEICOMITENTE el pago de dichos tributos, salvo el Impuesto a la Renta o cualquier otro impuesto que grave la actividad y las rentas y/o ganancias de LA FIDUCIARIA.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

VIGÉSIMA:	LIMITACIÓN DE RESPONSABILIDAD

20.1.
Las PARTES reconocen, acuerdan y declaran que las funciones de LA FIDUCIARIA que le corresponden de acuerdo a lo establecido en el presente CONTRATO no son discrecionales, y se sujetan a lo establecido en el CONTRATO, en la LEY DE BANCOS y en el REGLAMENTO. Asimismo, las PARTES declaran que las obligaciones que LA FIDUCIARIA asume en virtud de lo dispuesto por el CONTRATO son de medios y no de resultados y que, en tal sentido, serán prestadas por LA FIDUCIARIA observando las cláusulas del mismo y las instrucciones escritas que, para tal efecto, le notifiquen el FIDEICOMISARIO y/o el FIDEICOMITENTE, de ser el caso. En tal sentido, la responsabilidad de LA FIDUCIARIA derivada del CONTRATO se limita a la inobservancia, por culpa grave o dolo, de las referidas disposiciones e instrucciones, todo ello de acuerdo con el artículo 259 de la LEY DE BANCOS. Por lo tanto, LA FIDUCIARIA está libre de cualquier responsabilidad por daños y perjuicios respecto del FIDEICOMITENTE y el FIDEICOMISARIO, sus representantes y/o terceros, sus cesionarios o sucesores, en tanto cumpla con la diligencia debida, lo contemplado en el CONTRATO, la LEY DE BANCOS, el REGLAMENTO y las instrucciones escritas que le sean enviadas.

20.2.
Sin perjuicio de lo establecido en el numeral precedente, las PARTES acuerdan de manera expresa que el FIDEICOMITENTE se compromete y obliga de manera expresa, solidaria e incondicional a indemnizar e indemnizará a LA FIDUCIARIA y al FIDEICOMISARIO, y a cada uno de sus respectivos funcionarios, directores, empleados, agentes y asesores, por todos y cada uno de los daños y perjuicios, incluyendo el lucro cesante que resulte razonable, que LA FIDUCIARIA y/o el FIDEICOMISARIO pudieran sufrir como consecuencia y en relación a la celebración y suscripción y ejecución del CONTRATO, incluyendo pero sin limitarse a los casos en que LA FIDUCIARIA y/o el FIDEICOMISARIO, ya sea durante la vigencia del CONTRATO o con posterioridad a la vigencia del mismo, fuera objeto de demandas, denuncias, acciones legales, medidas cautelares dentro o fuera del proceso o reclamos, interpuestos por cualquier causa que no les sean imputables y ante cualquier fuero judicial, arbitral o administrativo por parte de terceros, quienes quiera que fueran estos, quedando en los mismos términos obligado el FIDEICOMITENTE a asumir y pagar todas las costas, costos y honorarios de abogados que sean razonables de los procesos judiciales y/o arbitrales y/o administrativos referidos anteriormente, así como a asumir y pagar todas y cada una de las sumas de dinero que LA FIDUCIARIA y/o el FIDEICOMISARIO estuvieran obligados a pagar en cumplimiento de resoluciones, sentencias o mandatos expedidos en los procesos judiciales y/o arbitrales y/o administrativos referidos anteriormente, sin reserva ni limitación alguna, quedando en los mismos términos obligado el FIDEICOMITENTE a pagar y pagará a LA FIDUCIARIA y/o al FIDEICOMISARIO las sumas de dinero que éstos le requieran por escrito por los conceptos antes mencionados, debiendo para tal efecto acompañar copia de las resoluciones, sentencias, laudos arbitrales, todos ellos con carácter de cosa juzgada, así como los comprobantes de pago que sostengan su reclamo, debiendo el FIDEICOMITENTE efectuar el íntegro del pago dentro de los cinco (5) DÍAS HÁBILES siguientes de ser requerido a ello por LA FIDUCIARIA y/o el FIDEICOMISARIO.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

20.3.
En relación con los gastos correspondientes a la asesoría legal externa que fuera necesaria en los procesos judiciales y/o arbitrales y/o administrativos referidos en el numeral 20.2 precedente, las PARTES acuerdan que LA FIDUCIARIA y el FIDEICOMISARIO contratarán cada uno a sus propios asesores legales externos. En caso funcionarios, directores, empleados, agentes y asesores de LA FIDUCIARIA o del FIDEICOMISARIO estén involucrados, como una sola parte en un mismo proceso o procedimiento, sea judicial, administrativo o arbitral, todos estarán representados por un solo estudio de abogados o asesor legal externo a menos que haya conflicto de intereses entre ellos, en cuyo caso cada una de las PARTES involucradas en conflicto tendrá un asesor legal externo diferente.

VIGÉSIMO PRIMERA:	RENUNCIA DE LA FIDUCIARIA

21.1.
LA FIDUCIARIA podrá renunciar al ejercicio de su cargo por causas debidamente sustentadas y aceptadas por la SBS, dando aviso al FIDEICOMITENTE, al FIDEICOMISARIO y a la SBS. Para los efectos del presente CONTRATO, el plazo a que se refiere el artículo 269 segundo párrafo de la LEY DE BANCOS se comenzará a computar desde que la aceptación de la renuncia por parte de la SBS haya sido puesta en conocimiento de LA FIDUCIARIA, del FIDEICOMITENTE y del FIDEICOMISARIO. Ante la renuncia de LA FIDUCIARIA, será de aplicación lo dispuesto a continuación:

21.1.1.
El FIDEICOMITENTE y el FIDEICOMISARIO, deberán nombrar a un fiduciario sucesor dentro de los cuatro (4) meses de producida la aceptación de la renuncia por la SBS, dicho nombramiento se entenderá producido una vez informado a LA FIDUCIARIA.

21.1.2.
El fiduciario sucesor deberá aceptar dicho nombramiento por escrito, la aceptación implicará la suscripción en un mismo acto del Contrato de Transferencia del Fideicomiso así como la entrega de los documentos que acreditan los derechos sobre el PATRIMONIO FIDEICOMETIDO con la correspondiente acta notarial de recepción. La aceptación deberá efectuarse dentro de los cuarenta y cinco (45) días calendario posteriores al nombramiento del fiduciario sucesor. Una vez aceptado dicho nombramiento, el fiduciario sucesor tendrá de ahí en adelante todos los derechos, potestades, privilegios y obligaciones de LA FIDUCIARIA.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

21.1.3.
LA FIDUCIARIA se obliga a otorgar todos los documentos, ya sean públicos o privados, y a efectuar todas las acciones correspondientes para transferir todos sus derechos y facultades, así como los bienes que conforman el PATRIMONIO FIDEICOMETIDO al fiduciario sucesor. Todos los gastos incurridos para el nombramiento del fiduciario sucesor serán asumidos por la PARTE o las PARTES que hayan causado el asunto en mérito al cual LA FIDUCIARIA formuló su renuncia, incluyendo los costos necesarios para dar cumplimiento a lo dispuesto en el numeral 21.3. En caso que la renuncia de LA FIDUCIARIA no sea imputable a ninguna de las PARTES, los gastos ocasionados por la renuncia serán de cargo del FIDEICOMITENTE de acuerdo a lo establecido en la Cláusula Vigésimo Séptima, incluyendo los costos necesarios para dar cumplimiento a lo dispuesto en el numeral 21.3.

21.1.4.	LA FIDUCIARIA deberá presentar al FIDEICOMITENTE, al FIDEICOMISARIO y a la SBS por escrito, una rendición de cuentas precisa y documentada de su gestión.

21.2.
LA FIDUCIARIA quedará liberada de cualquier otro deber y obligación como fiduciario en virtud del presente CONTRATO, una vez que entregue al fiduciario sucesor el PATRIMONIO FIDEICOMETIDO, lo cual deberá constar en acta, de acuerdo a lo establecido en el numeral 21.1.2. o, en caso no se logre nombrar al fiduciario sucesor, dentro del plazo señalado en el numeral 21.1.1. anterior.

21.3.
El FIDEICOMISARIO podrá solicitar a LA FIDUCIARIA dentro de los cuatro (4) meses de producida la aceptación de la renuncia por la SBS, la constitución de garantía mobiliaria a favor del FIDEICOMISARIO sobre los bienes y derechos que forman parte del PATRIMONIO FIDEICOMETIDO, la misma que será levantada una vez suscrito el Contrato de Transferencia de Fideicomiso. En tal sentido, LA FIDUCIARIA queda obligada a suscribir todos los documentos necesarios, ya sea públicos o privados, para formalizar las garantías antes descritas.

21.4.
Queda expresamente establecido que en caso se precise el cómputo del plazo a que hace referencia el artículo 269, segundo párrafo de la LEY DE BANCOS, será de aplicación el procedimiento establecido en el dispositivo sobre la materia, manteniéndose vigente el procedimiento antes previsto en lo que no se le opusiere.

VIGÉSIMO SEGUNDA:	REMOCIÓN DE LA FIDUCIARIA

El  FIDEICOMITENTE y el FIDEICOMISARIO podrán, de común acuerdo, reemplazar a LA FIDUCIARIA dando a ésta un aviso previo de noventa (90) días calendario. En tal caso, serán de aplicación las condiciones establecidas en la cláusula anterior, según corresponda. LA FIDUCIARIA cooperará y brindará todo el apoyo razonable para asegurar una transición sin mayor inconveniente al fiduciario sucesor.

Todos los gastos incurridos para el nombramiento del fiduciario sucesor serán asumidos por el FIDEICOMITENTE de acuerdo a lo establecido en la Cláusula Vigésimo Séptima.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

VIGÉSIMO TERCERA:	DEL FACTOR FIDUCIARIO

23.1.
De conformidad con lo establecido en el artículo 9º del REGLAMENTO, LA FIDUCIARIA designará –dentro de los quince (15) días calendario de la fecha de entrada en vigencia del presente CONTRATO- al Factor Fiduciario del presente fideicomiso, informando de esto, dentro del mismo plazo al FIDEICOMITENTE y al FIDEICOMISARIO.

23.2.
La designación del Factor Fiduciario será puesta en conocimiento por LA FIDUCIARIA a la SBS dentro de los quince (15) días calendario posteriores a la fecha de efectuada la designación. La SBS podrá remover al Factor Fiduciario mediante resolución debidamente fundamentada.

VIGÉSIMO CUARTA:	NOTIFICACIONES Y DOMICILIO

Las PARTES acuerdan que cualquier comunicación y/o notificación, judicial o extrajudicial, que deba cursarse entre las mismas, se efectuará a la atención de las personas señaladas en numeral 24.4., de acuerdo al procedimiento siguiente:

24.1.
Mediante cartas, simples o notariales, presentadas en el domicilio señalado por las PARTES en la introducción del presente CONTRATO. Las cartas se reputarán cursadas con los cargos de recepción de las mismas, los que deberán tener sello de recepción con la fecha, nombre y firma o visto de la persona que las recibe.

24.2.	Mediante facsímiles remitidos desde y a los siguientes números:

•	FIDEICOMITENTE: 616-9293
•	LA FIDUCIARIA: 222-4260
•	FIDEICOMISARIO: 219-2000 Anexo 29321
•	DEPOSITARIO: 616-9293
•	CONTROLLER: 4451289

Los facsímiles se reputarán entregados a las PARTES mediante el reporte de confirmación de entrega.

24.3.	Mediante correos electrónicos dirigidos desde y a las siguientes direcciones:

•	FIDEICOMITENTE: ggoyzueta@purebiofuels.com y capinto@purebiofuels.com
•	LA FIDUCIARIA: Pcomitre@fiduciaria.com.pe, Arodriguez@fiduciaria.com.pe, Mpassalacqua@fiduciaria.com.pe o Smontes@fiduciaria.com.pe, Rdenegri@fiduciaria.com.pe
•	FIDEICOMISARIO: caguirre@intercorp.com.pe; y/o achirig@intercorp.com.oe
•	DEPOSITARIO: rluna@purebiofuels.com
•	CONTROLLER: fgarmendia@define.com.pe; jzavala@define.com.pe; ppeschiera@define.com.pe

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

Los correos electrónicos se reputarán entregados a las PARTES mediante el reporte de confirmación de entrega.

24.4	Las únicas personas autorizadas para efectuar comunicaciones son:

•	FIDEICOMITENTE: Carlos Alberto Pinto Rocha, Gustavo Adolfo Goyzueta Angobaldo y/o Luis Alberto García Barrionuevo.
•	LA FIDUCIARIA: Paulo Comitre Berry, Ana Rodríguez Riva, Maria Olga Passalacqua Fernández, Susana Montes Arrestar y/o Raúl Eduardo Denegri Guerra
•	FIDEICOMISARIO: Claudia Aguirre Zegarra y/o Ángel Chiri Gutierrez
•	DEPOSITARIO: Raúl Carlos Luna Sanchez
•	CONTROLLER: Carlos Felipe Garmendia Fossa; José Manuel Zavala Pflucker; Pablo José Peschiera Alfaro.

24.5.	A los siguientes números telefónicos:
•	FIDEICOMITENTE: 616-9292
•	LA FIDUCIARIA: 710-0660
•	FIDEICOMISARIO: 219-2000
•	DEPOSITARIO: 616-9292
•	CONTROLLER: 4460446

Cualquier modificación de los domicilios, facsímiles, teléfonos, correos electrónicos y/o personas autorizadas para efectuar comunicaciones, deberá ser puesta en conocimiento de las contrapartes mediante carta notarial, siendo los nuevos datos aplicables únicamente a las comunicaciones que se efectúen con posterioridad a la fecha de recepción de las referidas cartas notariales. En todos los casos, los nuevos domicilios deberán ser siempre dentro de la ciudad de Lima.

Cuando en el presente CONTRATO se haga referencia a comunicación escrita se entenderá que necesariamente deberá hacerse mediante la comunicación prevista en el numeral 24.1.

VIGÉSIMO QUINTA:	DE LA MODIFICACIÓN DEL CONTRATO

Las PARTES se reservan el derecho de modificar, de común acuerdo, los términos del CONTRATO en el momento en que lo estimen conveniente. Las modificaciones introducidas entrarán en vigencia a partir de la suscripción del contrato que para el efecto suscriban, o en la fecha que las PARTES acuerden. Cualquier modificación al CONTRATO deberá hacerse necesariamente por Escritura Pública, salvo las modificaciones de los datos correspondientes a los domicilios, los números de facsímil, correo electrónico o de las personas autorizadas para efectuar comunicaciones, que se efectuarán de conformidad con el procedimiento descrito en la cláusula inmediata anterior.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

VIGÉSIMO SEXTA:	DE LA DEFENSA DEL PATRIMONIO FIDEICOMETIDO

En caso fuera necesario o resultara conveniente realizar algún acto o intervenir en cualquier acción, excepción o medida cautelar, sea de carácter judicial o extrajudicial, con el objeto de cautelar el PATRIMONIO FIDEICOMETIDO, así como cualesquiera de los derechos inherentes al mismo, LA FIDUCIARIA informará de este hecho al FIDEICOMISARIO, con copia al FIDEICOMITENTE, a fin de que el  FIDEICOMISARIO le indique a LA FIDUCIARIA, en un plazo no mayor a dos (2) DÍAS HÁBILES de conocido el hecho, el estudio de abogados a quien se le encargarán los procesos judiciales y/o extrajudiciales a que hubiere lugar, caso contrario, LA FIDUCIARIA designará –sin asumir responsabilidad alguna por ello- a uno de los estudios de abogados que aparecen dentro de la relación que como ANEXO 5 forma parte integrante del presente CONTRATO, a quien le encargará los procesos judiciales y/o extrajudiciales a que hubiere lugar.

En caso los estudios de abogados consignados en el referido ANEXO 5 del presente CONTRATO no estén funcionando o no aceptaran el encargo que se les formule, LA FIDUCIARIA propondrá al menos dos (2) estudios de abogados de primer nivel al FIDEICOMISARIO quien deberá elegir al estudio a ser contratado dentro de los dos (2) DIAS HÁBILES contados desde que LA FIDUCIARIA se lo hubiere solicitado. En caso el FIDEICOMISARIO no notifique su elección a LA FIDUCIARIA dentro del plazo establecido, ésta designará de la relación propuesta a uno de los estudios de abogados.

Si con motivo de la defensa del PATRIMONIO FIDEICOMETIDO resultara necesario conciliar o transigir respecto de bienes o derechos que afecten el PATRIMONIO FIDEICOMETIDO, LA FIDUCIARIA deberá comunicarlo por escrito al FIDEICOMITENTE y al FIDEICOMISARIO, en tanto no exista un conflicto de intereses del FIDEICOMITENTE o del FIDEICOMISARIO, caso en el cual no se requerirá del consentimiento previo de dicha PARTE.

Los gastos en que se incurra en la defensa del PATRIMONIO FIDEICOMETIDO serán asumidos por el FIDEICOMITENTE de acuerdo con lo establecido en la Cláusula Vigésimo Séptima de este CONTRATO.

VIGÉSIMO SÉPTIMA:	GASTOS Y COSTOS

27.1.
Todos los gastos razonables y debidamente documentados establecidos en el presente CONTRATO, así como los tributos, gastos y costos que se generen como consecuencia de la constitución, administración, defensa y devolución, de ser el caso, del PATRIMONIO FIDEICOMETIDO, incluyendo pero sin limitarse a: (i) la remuneración y comisiones de LA FIDUCIARIA, (ii) los gastos incluyendo los notariales, registrales, de abogados, de publicación en el Diario Oficial El Peruano conforme con lo establecido en el artículo 245 de la LEY DE BANCOS, retribución y gastos que incurra el NUEVO SERVIDOR, de tasación, valuación, judiciales y extrajudiciales y cualquier otro gasto derivado de la constitución, administración, defensa, ejecución y devolución del PATRIMONIO FIDEICOMETIDO, (iii) los tributos que se adeuden con relación a los BIENES FIDEICOMETIDOS, existentes o por crearse en el futuro, así como los tributos que pudieran afectar la presente transferencia en dominio fiduciario, y, (iv) los intereses compensatorios y moratorios derivados de los conceptos anteriores, serán atendidos por el FIDEICOMITENTE con cargo a los FLUJOS DINERARIOS acreditados cualquiera de las CUENTAS DEL FIDEICOMISO.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

27.2.
En caso las CUENTAS DEL FIDEICOMISO no contaran con fondos suficientes para atender los gastos antes indicados, el FIDEICOMITENTE deberá poner a disposición de LA FIDUCIARIA los montos que sean necesarios para atender los gastos descritos en el numeral 27.1 anterior. En caso el FIDEICOMITENTE no ponga a disposición de LA FIDUCIARIA los montos necesarios para atender los gastos antes indicados, LA FIDUCIARIA podrá asumirlos directamente, debiendo el FIDEICOMITENTE reembolsar los mismos en un plazo máximo de tres (3) DÍAS HÁBILES de habérselos requeridos.

LA FIDUCIARIA notificará al FIDEICOMISARIO de cualquier incumplimiento a la obligación de reembolso por parte del FIDEICOMITENTE. El incumplimiento de esta obligación de reembolso por parte del FIDEICOMITENTE podrá ser considerado por el FIDEICOMISARIO como un EVENTO DE INCUMPLIMIENTO.

27.3.
Sin perjuicio de lo anterior, queda claramente establecido por las PARTES que en caso el FIDEICOMITENTE no cumpliese con efectuar el reembolso dentro del plazo establecido en el numeral 27.2. anterior, para evitar la ocurrencia de daños a los intereses del FIDEICOMISARIO, éste podrá reembolsar a LA FIDUCIARIA, todas las cantidades que no hubieren sido reembolsadas en vía voluntaria por el FIDEICOMITENTE, quedando expedito su derecho de repetir contra el FIDEICOMITENTE en caso el monto obtenido de la ejecución no alcance para cancelar los mismos.

VIGÉSIMO OCTAVA:	DE LA LEGISLACIÓN APLICABLE

En todo lo no previsto en este documento, el presente CONTRATO se regirá por las LEYES APLICABLES y, en particular, por lo dispuesto en la LEY DE BANCOS, el REGLAMENTO o las normas que las pudiesen sustituir en el futuro.

VIGÉSIMO NOVENA:	ARBITRAJE

Las PARTES acuerdan expresamente que cualquier discrepancia o controversia que pudiera surgir entre ellas como consecuencia de la interpretación o ejecución del CONTRATO -o en vinculación con el mismo-, incluidas las relacionadas con su nulidad e invalidez, serán resueltas mediante arbitraje de derecho, el cual se sujetará a las siguientes reglas:

29.1.	El arbitraje será llevado a cabo por un Tribunal Arbitral compuesto de tres (3) miembros.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

29.2.	El arbitraje se llevará a cabo de acuerdo a los reglamentos y estatutos del Centro de Arbitraje de la Cámara de Comercio de Lima (en adelante el “Centro”).

29.3.	El Tribunal Arbitral se constituirá de la siguiente forma:

29.3.1.
Si las partes en conflicto fueran dos (2), cada una de ellas designará un árbitro y el tercero será designado de común acuerdo por los árbitros ya designados. El tercer árbitro presidirá el Tribunal Arbitral.

En caso una de las partes no designe a su árbitro dentro de un plazo de diez (10) días calendario contados desde la fecha en que una de ellas manifieste por escrito su voluntad de acogerse a la presente Cláusula, el árbitro que no haya sido designado, será nombrado por el Centro.

29.3.2.	Si las partes en conflicto fueran tres (3) o más, los tres (03) árbitros serán designados por el Centro, quienes designarán cual de los tres (03) árbitros presidirá el Tribunal Arbitral.

29.4.
El Tribunal Arbitral tendrá un plazo de ciento veinte (120) DIAS HABILES desde su instalación para expedir el respectivo laudo arbitral, el cual será inapelable. Asimismo, el Tribunal Arbitral puede quedar encargado de determinar con precisión la controversia, así como otorgar una prórroga en caso fuera necesario para emitir el laudo.

29.5.	El lugar del arbitraje será la ciudad de Lima, Perú y el idioma que se utilizará en el procedimiento arbitral será el castellano.

29.6.	Los gastos y costos correspondientes al arbitraje serán asumidos por la parte que indique el Tribunal Arbitral en el laudo respectivo.

29.7.
En caso de que alguna de las partes decidiera interponer recurso de anulación contra el laudo arbitral ante el Poder Judicial, deberá constituir previamente a favor de la parte o las partes contrarias una Carta Fianza otorgada por un banco de primer orden con sede en Lima, equivalente al monto de la condena establecida en el laudo arbitral, en caso no se haya establecido cuantía en el mismo, la Carta Fianza deberá otorgarse por un monto equivalente a US$ 50,000.00 (Cincuenta Mil con 00/100 DÓLARES), a la orden de la o las partes contrarias, la misma que será solidaria, irrevocable, incondicionada y ejecutable en caso que dicho recurso, en fallo definitivo, no fuera declarado fundado. Dicha Carta Fianza deberá estar vigente durante el tiempo que dure el proceso promovido y será entregada en custodia a un notario de la ciudad de Lima.

29.8
Para cualquier intervención de los jueces y tribunales ordinarios dentro de la mecánica arbitral, las PARTES se someten expresamente a la jurisdicción de los jueces y tribunales de la ciudad de Lima Cercado, renunciando al fuero de sus domicilios.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

TRIGÉSIMA:	SEPARABILIDAD DE LAS CLÁUSULAS

Las PARTES dejan constancia que las cláusulas y secciones del CONTRATO son separables y que la nulidad de una o más de ellas no perjudicará a las restantes en tanto se mantenga la esencia del CONTRATO. En caso que alguna de las cláusulas o secciones del CONTRATO sea declarada nula, las PARTES harán todo esfuerzo razonable para elaborar e implementar una solución legalmente válida que logre el resultado más aproximadamente cercano a aquél que se buscaba obtener con la cláusula o sección declarada nula.

TRIGÉSIMO PRIMERA:	ASPECTOS TRIBUTARIOS REFERIDOS AL PATRIMONIO FIDEICOMETIDO

El FIDEICOMITENTE deberá remitir a LA FIDUCIARIA copia de la presentación de las Declaraciones Juradas correspondientes a los tributos que se encuentren obligados a declarar y/o pagar en relación con este CONTRATO y el cumplimiento del mismo, así como copia de las constancias de los pagos efectuados.

LA FIDUCIARIA, de ser necesario, regularizará el cumplimiento de toda obligación tributaria sea formal o sustancial, cobrando los gastos incurridos debidamente documentados al FIDEICOMITENTE conforme lo establecido en el numeral 15.2 de la Cláusula Décimo Quinta del CONTRATO. Para este efecto, LA FIDUCIARIA deberá comunicar previamente al FIDEICOMITENTE para que éste demuestre el cumplimiento de sus obligaciones tributarias, lo que deberá efectuar dentro de los cinco (5) DÍAS HÁBILES de recibida la referida comunicación.

En caso LA FIDUCIARIA reciba alguna resolución de determinación, orden de pago o cualquier otro tipo de comunicación de parte de la Administración Tributaria o de cualquier otra autoridad local, regional o central, en mérito a la cual se le exija el pago de cualquier tributo que pudiera haberse originado por la celebración o ejecución del CONTRATO, así como por la transferencia del PATRIMONIO FIDEICOMETIDO a LA FIDUCIARIA, esta última remitirá una carta al FIDEICOMITENTE, con copia al FIDEICOMISARIO, adjuntando copia de la documentación remitida por la Administración Tributaria y requiriendo la remisión de las constancias de pago del íntegro de los tributos, moras, intereses, multas y demás recargos que sean aplicables o copia del recurso presentado ante la Administración Tributaria correspondiente, en caso se opte por la objeción del requerimiento tributario.

Las constancias de pago, así como los recursos presentados, deberán ser remitidos a LA FIDUCIARIA dentro de los cinco (5) DÍAS HÁBILES después del vencimiento del plazo impugnatorio respectivo; en caso contrario, LA FIDUCIARIA podrá optar, sin responsabilidad, por efectuar los pagos cobrando los gastos incurridos al FIDEICOMITENTE.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

TRIGÉSIMO SEGUNDA:                                   CESIÓN DE DERECHOS

Las PARTES aceptan de manera expresa que los derechos fiduciarios que se generan y nacen en virtud de este CONTRATO no podrán ser cedidos ni trasferidos a terceras personas sin autorización expresa e intervención en el acto de cesión de LA FIDUCIARIA. LA FIDUCIARIA no negará injustificadamente dicha autorización y su cooperación necesaria. En tal sentido, las PARTES convienen que toda cesión o transferencia que bajo cualquier título se realice respecto a cualquier derecho fiduciario generado en virtud de la celebración del presente fideicomiso, sin la autorización expresa e intervención de LA FIDUCIARIA será ineficaz y, por tanto, carecerá de todo efecto frente a quien así los adquiera, frente a terceros y frente a las PARTES.

TRIGÉSIMO TERCERA:                                    INSCRIPCIÓN REGISTRAL

LA FIDUCIARIA –a cuenta y costo del FIDEICOMITENTE- presentará la solicitud de inscripción del presente CONTRATO al Registro Mobiliario de Contratos y supervisará el proceso de inscripción del presente CONTRATO en el Registro Mobiliario de Contratos, de acuerdo con lo regulado en el inciso 3 del artículo 32 de la Ley No. 28677 – Ley de la Garantía Mobiliaria o de acuerdo a las normas que la modifiquen o reglamenten. Sin perjuicio de ello, el FIDEICOMITENTE se obliga a inscribir el presente CONTRATO en el Registro Mobiliario de Contratos, debiendo realizar las gestiones que sean necesarias para ello -incluyendo la elaboración de subsanaciones y mantener informados a LA FIDUCIARIA y al FIDEICOMISARIO- a efecto de lograr la inscripción del presente CONTRATO.

Para efecto de lo indicado en el párrafo anterior, las PARTES acuerdan determinar la presente transferencia en dominio fiduciario de los BIENES FIDEICOMETIDOS al PATRIMONIO FIDEICOMETIDO como un invalorado.

PRIMERA CLÁUSULA ADICIONAL:             INTERVENCIÓN DEL CONTROLLER

1.1.-
Por medio de la presente, DIRECCIÓN Y EVALUACIÓN FINANCIERA DE EMPRESAS S.A. – DEFINE S.A., con RUC N° 20343804491 con domicilio en Comandante Espinar 203, Piso 8, Miraflores, Provincia y Departamento de Lima, debidamente representada por José Manuel Zavala Pflucker, identificado con Documento Nacional de Identidad N° 07878203 y el señor Pablo José Peschiera Alfaro, identificado con Documento Nacional de Identidad N° 08233057, según poderes inscritos en el asiento 1 – C de la Ficha 139382 del Registro de Personas Jurídicas de la Oficina Registral de Lima y Callao, suscribe el presente CONTRATO, en su calidad de CONTROLLER, manifestando su conformidad con los encargos conferidos y aceptando expresamente las obligaciones que el presente CONTRATO establece a su cargo, vinculadas exclusivamente en supervisar que los fondos depositados en la CUENTA CAPITAL DE TRABAJO sean destinados exclusivamente a los GASTOS DE CAPITAL DE TRABAJO que el FIDEICOMITENTE indique, en los términos establecidos en la Cláusula Novena de este Contrato.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

1.2.-
Por las labores que brinda el CONTROLLER, éste recibirá una contraprestación de US$ 1,850.00 (Mil ochocientos cincuenta con 00/100 DÓLARES) –monto que no incluye el Impuesto General a las Ventas (IGV)- por servicios efectivamente prestados.

La contraprestación del CONTROLLER será pagada, en forma mensual, por el FIDEICOMITENTE. La factura por la referida contraprestación deberá ser emitida por el CONTROLLER a nombre del FIDEICOMITENTE.

1.3.-	El CONTROLLER deberá cumplir con las obligaciones establecidas en el presente numeral, así como cualquier otra que pueda indicarse en el CONTRATO al cual la presente cláusula se adhiere:

1.3.1.-	Funciones de Periodicidad Semanal:

(i)	Cumplir con las obligaciones establecidas en la Cláusula Novena del CONTRATO, principalmente las señaladas en los numerales 9.12 a 9.18.

1.3.2	Funciones de Periodicidad Mensual: Elaborar la información que se señala a continuación poniéndola a disposición del FIDEICOMISARIO, el FIDEICOMITENTE y LA FIDUCIARIA:

(i)
Elaborar un informe sobre el resultado de las funciones realizadas de forma semanal en virtud a lo establecido en la Clausula Novena del CONTRATO. Este informe contemplará especialmente comentarios y sustento numérico sobre cualquier gasto que hubiese generado una NOTIFICACION DE CONTROL.

(ii)	Cumplir con las demás obligaciones establecidas en los numerales 9.12 a 9.18 de la Cláusula Novena del CONTRATO.

1.3.3.-	Funciones de Periodicidad Semestral:

(i)
Elaborar un informe semestral, desde la suscripción del CONTRATO, a efecto de determinar el saldo en  la CUENTA CAPITAL DE TRABAJO, el mismo que deberá ser de mínimo US$ 15’000,000.00 (Quince Millones y 00/100 DÓLARES) -en adelante, el MONTO CAPITAL DE TRABAJO-.

Para efecto de determinar el MONTO DE CAPITAL DE TRABAJO, el CONTROLLER deberá calcular el mismo conforme a la formula que se detalla a continuación:

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

MONTO DE CAPITAL DE TRABAJO = CB+G+I+CC

Donde:
•	CB = saldo en la cuenta caja y bancos según balances auditados del FIDEICOMITENTE, excluido el saldo en la CUENTA DE DEPÓSITO EN GARANTÍA.
•
G = Garantías líquidas y/o depósitos en garantía, siempre que estas sean distintas a las consideradas en la cuenta caja y bancos  otorgadas por el FIDEICOMITENTE para operaciones dentro del giro habitual de sus operaciones.

•	I = Los Inventarios del FIDEICOMITENTE.
•	CC = Las cuentas por cobrar corrientes garantizadas con contratos y/o cartas de crédito y/o cartas fianzas de terceros a favor del FIDEICOMITENTE.

En caso que el CONTROLLER determinaran que en la CUENTA CAPITAL DE TRABAJO no se encuentra acreditado el MONTO CAPITAL DE TRABAJO, deberá proceder de acuerdo a lo establecido en la clausula 9.13 del CONTRATO en cuanto al proceso de dirimencia, en lo que resulte aplicable. Concluida la dirimencia, de ser el caso, el CONTROLLER remitirá su informe, en simultáneo, a las PARTES.

1.5.-
El FIDEICOMITENTE deberá brindar las facilidades necesarias al CONTROLLER así como el acceso oportuno y suficiente a toda la información que éste requiera, a efecto de cumplir satisfactoriamente sus funciones, en la medida que tales requerimientos no afecten el normal desarrollo de sus actividades.

1.6.-
El FIDEICOMISARIO podrá remover de su cargo al CONTROLLER contratado y designar a un sustituto, en caso lo considere necesario y en tanto esto no signifique un mayor costo para el FIDEICOMITENTE. En este caso, se procederá a suscribir un nuevo contrato –conforme lo indicado en el presente numeral y en la cláusula adicional– con el CONTROLLER sustituto. Para tal efecto las PARTES dejan constancia que no se requerirá la aprobación del FIDEICOMITENTE.

La comunicación deberá ser remitida a LA FIDUCIARIA estableciendo el nombre o la denominación o razón social del CONTROLLER sustituto a ser nombrado, así como los contactos a que se hace referencia en la Cláusula Vigésimo Cuarta del presente documento.

Asimismo, queda establecido que las PARTES podrán sustituir al CONTROLLER por culpa leve, culpa grave o dolo del mismo en el cumplimiento de sus obligaciones.

1.7.-
Queda claramente establecido que el CONTROLLER únicamente podrá apartarse del presente CONTRATO y de las obligaciones que asume en virtud del mismo y de la presente cláusula adicional por (i) el no pago por parte del FIDEICOMITENTE de la contraprestación pactada en esta cláusula; y, (ii) por incumplimiento del FIDEICOMITENTE de brindar la información requerida por éste relacionada con los GASTOS DE CAPITAL DE TRABAJO.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

1.8.-
Las PARTES que se suscriben el CONTRATO reconocen, acuerdan y declaran que las obligaciones que el CONTROLLER asume en virtud de lo dispuesto por este CONTRATO son de medios y que, de acuerdo a lo señalado, serán prestadas por el CONTROLLER observando las cláusulas del mismo.

Las PARTES reconocen que el CONTROLLER no asume ninguna responsabilidad referida a que los importes que se canalicen a través del presente CONTRATO sean suficientes para cancelar todos los  costos y gastos en los que se haya incurrido para la ejecución y desarrollo del mismo.

Las PARTES dejan expresa constancia que será de aplicación en la relación contractual existente con el CONTROLLER, lo dispuesto en el Código Civil, en especial lo previsto en los artículos 1764° al 1770° del citado Código. En tal sentido, el presente CONTRATO con relación al CONTROLLER (i) no genera relación laboral alguna respecto al FIDEICOMITENTE, LA FIDUCIARIA y el FIDEICOMISARIO por cuanto no existe relación de subordinación; y, (ii) el CONTROLLER al no estar vinculado laboralmente a las PARTES no queda sometido a cumplir con ningún horario fijo, determinado o establecido; sino a cumplir las obligaciones que asume en virtud de la presente cláusula adicional y a las establecidas en el presente CONTRATO.

Asimismo, se deja constancia que los servicios que el CONTROLLER preste en razón de este CONTRATO son de especial dificultad, aplicándose en consecuencia, las disposiciones previstas en el Artículo 1762 del Código Civil.

Agregue usted, señor Notario, las demás cláusulas de ley, expidiendo un testimonio para cada una de las PARTES que intervienen en este CONTRATO.

Lima, 13 de julio de 2009

PURE BIOFUELS DEL PERÚ S.A.C.

Luis Alberto García Barrionuevo

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

LA FIDUCIARIA S.A.

Ana Cecilia Rodríguez Riva	Raúl Eduardo Denegri Guerra

BANCO INTERNACIONAL DEL PERÚ - INTERBANK

[*]	[*]

DEPOSITARIO

Raúl Carlos Luna Sanchez

CONTROLLER

[*]	[*]

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

ANEXO 1
NOTIFICACIÓN DE ACELERACIÓN

[Membrete del FIDEICOMISARIO]

Lima, [ fecha] Señores La Fiduciaria S.A. [Dirección] Lima, Perú.-
Atn: Re: Notificación de Aceleración
Estimados señores:

1.
Nos referimos al Contrato de Fideicomiso en Administración (en adelante, el "Contrato") celebrado con fecha [*] entre La Fiduciaria S.A., en calidad de Fiduciario; Pure Biofuels del Perú  S.A.C., en calidad de Fideicomitente; y, el Interbank, en calidad de Fideicomisario. Los términos en mayúscula no definidos en esta NOTIFICACIÓN DE ACELERACIÓN tendrán el significado otorgado en la Cláusula Segunda del Contrato.

2.
De conformidad con lo establecido en el numeral [*] de la Cláusula Novena del Contrato, por medio de la presente les informamos que se ha producido el EVENTO DE INCUMPLIMIENTO descrito en el numeral [*] del [*] [indicar si se trata del CONTRATO DE RETROARRENDAMIENTO FINANCIERO/DOCUMENTO DE FINANCIAMIENTO o el Contrato, según corresponda].

En consecuencia, instruimos a Ustedes a que, dentro del DÍA HÁBIL siguiente de haber recibido la presente NOTIFICACIÓN DE ACELERACIÓN, procedan a administrar y ejecutar el patrimonio fideicometido de conformidad con lo establecido en el numeral [*] y siguientes de la Cláusula Novena del Contrato.

Sin otro particular, quedamos de ustedes.

Atentamente,

[NOMBRE DEL FIDEICOMISARIO]
Por:     __________________
Nombre:
Cargo:

c.c.           Pure Biofuels del Perú S.A.C.”

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

ANEXO 2
Modelo de Cláusula Adicional a los CONTRATOS DE VENTA

1.
En virtud de la presente Cláusula Adicional, Pure Biofuels del Perú S.A.C. declara que todas las sumas dinerarias que [colocar el nombre del CLIENTE] debe pagar en ejecución del presente contrato, han sido cedidas a un patrimonio fideicometido administrado por La Fiduciaria S.A.; en consecuencia, los pagos que deban realizarse a favor de la Pure Biofuels del Perú S.A.C. deberán ser directamente depositados en cualquiera de las siguientes cuentas de titularidad de La Fiduciaria S.A.: […Incorporar los datos de todas las CUENTAS RECAUDADORAS].

2.
En relación con lo anterior, Pure Biofuels del Perú S.A.C. señala expresamente que ningún pago derivado de la ejecución de este contrato podrá ser canalizado por cuentas de titularidad de Pure Biofuels del Perú S.A.C. u otras cuentas bancarias distintas de las indicadas en el numeral anterior.

3.
Pure Biofuels del Perú S.A.C. declara que, en la eventualidad que remitan a […colocar el nombre del CLIENTE] instrucciones contrarias a lo establecido en la presente Cláusula Adicional, lo establecido en la misma se mantendrá plenamente vigente, debiendo […colocar el nombre del CLIENTE] continuar efectuando los pagos de manera directa a La Fiduciaria S.A. en cualquiera de las cuentas indicadas en el punto 1 que antecede, sin responsabilidad alguna para […colocar nombre del CLIENTE], considerándose estos pagos como correctamente efectuados.

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

ANEXO 3
Relación de Empresas Auditoras

1.	Dongo-Soria, Gaveglio y Asociados (Price Waterhouse Coopers)
2.	Caipo y Asociados S.C. (KPMG)
3.	Gris, Hernández y Asociados S.C. (Deloitte & Touche)
4.	Medina, Zaldivar, Paredes & Asociados (Ernst & Young)

Calle Los Libertadores 155	Teléfono: 710-0660
Oficina 801-802, Lima 27	Fax: 222-4260

ANEXO 4
Relación de Estudios de Abogados

1.	Estudio Muñiz, Ramírez, Pérez Taiman & Luna Victoria
2.	Miranda & Amado, Abogados.
3.	Hernández & Cía. Abogados
4.	Estudio Rosselló Abogados
5.	Estudio Echecopar
6.	Rebaza, Alcazar & De las Casas Abogados Financieros